As filed with the Securities and Exchange Commission on April 30, 2007

1933 Act Registration No. 002-84012

1940 Act Registration No. 811-03752

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 70	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 71	☒

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

John M. Loder

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to each series of The Managers Funds (the “Trust”) other than Managers Money Market Fund. The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to the Managers Money Market Fund.

MANAGERS FUNDS

PROSPECTUS

May 1, 2007

•	Managers Value Fund
•	Managers AMG Essex Large Cap Growth Fund
•	Managers Small Company Fund
•	Managers Special Equity Fund
•	Managers International Equity Fund
•	Managers Emerging Markets Equity Fund
•	Managers Bond Fund
•	Managers Global Bond Fund

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P006 -0307

3	OVERVIEW

4-42	SUMMARY OF THE FUNDS

Managers Value Fund

Managers AMG Essex Large Cap Growth Fund

Managers Small Company Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Bond Fund

Managers Global Bond Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

43-48	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

49-53	FINANCIAL HIGHLIGHTS

Managers Value Fund

Managers AMG Essex Large Cap Growth Fund

Managers Small Company Fund

Managers Special Equity Fund

Managers International Equity Fund

Managers Emerging Markets Fund

Managers Bond Fund

Managers Global Bond Fund

54	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers Value Fund, Managers AMG Essex Large Cap Growth Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, and the Managers Global Bond Fund, (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group

3

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Mid- and Large-Cap Equities

Benchmark:

Russell 1000® Value Index

Ticker:

MGIEX

Subadvisors:

Armstrong Shaw Associates Inc.

(“Armstrong Shaw”)

Osprey Partners Investment Management, LLC (“Osprey Partners”)

The Russell 1000® Value Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

MANAGERS VALUE FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund normally invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies with capitalizations that are within the range of capitalizations of companies in the S&P 500 Index. As of December 31, 2006, the range of market capitalizations for the S&P 500 Index was $1.4 billion to $439.0 billion.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated between two Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both Subadvisors expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of stocks such as, among other things, increases in the price-to-earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the Subadvisor believes that the future profitability of a company does not support its current stock price.

Specially:

•	Armstrong Shaw invests in securities where a rigid cash flow or asset value analysis determines that a company’s stock is selling at a substantial discount to its intrinsic value.

•	Osprey Partners invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth, bottom-up analysis to identify financially strong, well-managed companies.

•

Both Subadvisors expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher.

Managers Investment Group

4

SUMMARY OF THE FUNDS

MANAGERS VALUE FUND

PRINCIPAL RISKS

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Mid-Capitalization Stock Risk—mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to large- and mid-cap companies.

•	Seeking exposure to value-oriented investments.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Jeffrey Shaw

Chairman and Chief Investment Officer at Armstrong Shaw

John W. Liang

Managing Partner, Chief Investment Officer, and Portfolio Manager at Osprey Partners

Russell S. Tompkins

Managing Partner, Chief Operating Officer and Portfolio Manager at Osprey Partners

Bruce J. Jensen

Director of Large Cap Equity Research at Osprey Partners

See “Fund Management” on page 36 for more information on the portfolio managers.

Managers Investment Group

5

SUMMARY OF THE FUNDS

MANAGERS VALUE FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indexes. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indexes. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: -0.93% (1st Quarter 2007)

Best Quarter: 16.62% (2nd Quarter 2003)

Worst Quarter: -20.58% (3rd Quarter 2002)

Average Annual Total Returns1 as of 12/31/06

Managers Value Fund	1 Year	5 Years	10 Years
Return Before Taxes	18.08%	6.62%	8.71%
Return After Taxes on Distributions	14.84%	5.47%	6.51%
Return After Taxes on Distributions and Sale of Fund Shares	14.84%	5.42%	6.59%
Russell 1000® Value Index[2] (before taxes)	22.24%	10.86%	11.00%
S&P 500 Index[3] (before taxes)	15.79%	6.19%	8.42%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book returns and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

[3]

The S&P 500 was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell 1000 Value because it determined that the Russell 1000 Value more accurately reflects the types of securities the Fund invests in. The S&P 500 Index is a market capitalization weighted index of 500 U.S. common stocks. The Index reflects no deduction of fees, expenses, or taxes. The S&P 500 Index is proprietary data of Standard & Poor’s, a division of the MacGraw-Hill Companies, Inc. All rights reserved.

Managers Investment Group

6

SUMMARY OF THE FUNDS

MANAGERS VALUE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)(as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.75%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.48%
Total Annual Fund Operating Expenses[2]	1.23%
Fee Waiver and Reimbursement[3]	(0.04)%
Net Annual Fund Operating Expenses	1.19%

[1]

In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 in an amount less than the amounts shown above. After giving effect to these expense offsets and fee waiver and reimbursements, the “Net Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 for the Fund were 1.17%.

[3]

The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 1.19%, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, each Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause a Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$386	$672	$1,485

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group

7

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Mid- and Large-Cap Equities

Benchmark:

Russell 1000® Growth Index

Ticker:

MGCAX

Subadvisor:

Essex Investment Management Company (“Essex”)

The Russell 1000® Growth Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

(Formerly Managers Capital Appreciation Fund)

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of large-capitalization companies. The Fund normally invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies with capitalizations that are within the range of capitalizations of companies in the Russell 1000® Growth Index. As of December 31, 2006, the range of market capitalizations for the Russell 1000® Growth Index was $1.3 billion to $439.0 billion.

PRINCIPAL INVESTMENT STRATEGIES

Essex serves as Subadvisor to the Fund and emphasizes a growth approach to investing by selecting stocks of companies it believes can generate strong growth in earnings and/or cash flow. Essex expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. Essex typically:

•	Attempts to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over long periods.

•	Examines companies underlying businesses, financial statements, competitive environments, and company managements in order to assess the future profitability of each company.

•	Sells all or part of the Fund’s holdings in a particular stock if it believes that the current stock price is not supported by expectations regarding the company’s future growth potential.

•	The Subadvisor expects to generate returns from capital appreciation due to both earnings growth and improvement in the market’s valuation of that stock.

Managers Investment Group

8

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Mid-Capitalization Stock Risk—mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to large- and mid-cap companies.

•	Seeking a potential source of capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

David M. Goss, CFA

Senior Vice President and Portfolio Manager of Essex

See “Fund Management” on page 37 for more information on the portfolio manager.

Managers Investment Group

9

SUMMARY OF THE FUNDS

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indexes. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indexes. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: 2.54% (1st Quarter 2007)

Best Quarter: 58.42% (4th Quarter 1999)

Worst Quarter: -25.80% (1st Quarter 2001)

Average Annual Total Returns1 as of 12/31/06

Managers AMG Essex Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.96%	-0.08%	6.69%
Return After Taxes on Distributions	4.96%	-0.08%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	3.32%	-0.06%	5.05%
Russell 1000 Growth® Index[2] (before taxes)	9.07%	2.69%	5.44%
S&P 500 Index[3] (before taxes)	15.79%	6.19%	8.42%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deduction for fees, expenses, or taxes.

[3]

The S&P 500 was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell 1000 Growth because it determined that the Russell 1000 Growth more accurately reflects the types of securities the Fund invests in. The S&P 500 Index is a market capitalization weighted index of 500 U.S. common stocks. The Index reflects no deduction of fees, expenses, or taxes.

Managers Investment Group

10

S U M M A R Y O F T H E F U N D S

MANAGERS AMG ESSEX L ARGE CAP GROW TH FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.80%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.52%
Total Annual Fund Operating Expenses[2]	1.32%
Fee Waiver and Reimbursement[3]	(0.03)%
Net Annual Fund Operating Expenses	1.29%

1In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement. 2The Fund has entered into arrangements with una_liateded broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances.Due to these expense o_sets,, the Fund incurred actual “Total Annual Fund Operating Expenses” for the _scal year ended December 31, 2006 in an amount less than the amounts shown above. After giving e_ectt to these expense o_setss and fee waivers and expenses, the “Net Annual Fund Operating Expenses” for the _scal year ended December 31, 2006 for the Fund were 1.25%.

3The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 1.29%, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 131	$415	$721	$1,588

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group

11

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small-Cap Equities

Benchmark:

Russell 2000® Index

Ticker:

MSCFX

Subadvisors:

Kalmar Investment Advisers (“Kalmar”)

Epoch Investment Partners, Inc. (“Epoch”)

The Russell 2000® Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

MANAGERS SMALL COMPANY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

FOCUS

Under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies, with the potential for long-term capital appreciation. Additionally, under normal circumstances the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may only be changed with 60 days’ written notice to shareholders. The term “small companies” refers to companies with capitalizations at the time of purchase of less than $2.5 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated between two Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•

Kalmar focuses exclusively on companies whose businesses are expanding. Kalmar seeks to identify companies expected to exhibit rapid earnings growth and to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The portfolio management team examines the underlying businesses, financial statements, competitive environments, and company managements in order to assess the future profitability of each company. Kalmar therefore expects to generate returns from capital appreciation due to earnings growth along with improvements to the valuations of the stocks such as increases in the price-to-earnings ratio.

•

Epoch seeks to generate risk-adjusted returns by building portfolios of businesses with attractive risk/reward profiles without running a high degree of capital risk. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength, and other external factors. It identifies businesses that it believes are worthy of long-term investment and seeks to construct a diversified portfolio across attractive sectors, limit individual holding sizes, and follow a strict sell discipline with a low relative portfolio turnover.

•	Each Subadvisor will typically sell a stock if it believes that the future profitability of a company does not support its current stock price.

Managers Investment Group

12

SUMMARY OF THE FUNDS

MANAGERS SMALL COMPANY FUND

PRINCIPAL RISKS

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to small companies.

•	Seeking a source of capital appreciation.

•	Willing to accept short-term volatility of returns

PORTFOLIO MANAGERS

David N. Pearl

Managing Director and Portfolio Manager at Epoch

Ford B. Draper, Jr.

President and Chief Investment Officer at Kalmar

See “Fund Management” on page 37 for more information on the portfolio managers.

Managers Investment Group

13

SUMMARY OF THE FUNDS

MANAGERS SMALL COMPANY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: 3.09% (1st Quarter 2007)

Best Quarter: 18.83% (2nd Quarter 2003)

Worst Quarter: -20.91% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/06

Managers Small Company Fund	1 Year	5 Years	Since Inception (06/19/00)
Return Before Taxes	10.42%	7.96%	2.79%
Return After Taxes on Distributions	10.42%	7.96%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares	6.78%	9.61%	2.40%
Russell 2000® Index[2] (before taxes)	18.37%	11.39%	7.83%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction for fees, expenses, or taxes.

Managers Investment Group

14

SUMMARY OF THE FUNDS

MANAGERS SMALL COMPANY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.64%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.56%
Fee Waiver and Reimbursement[2]	(0.09)%
Net Annual Fund Operating Expenses[3]	1.47%

[1]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 in an amount less than the amounts shown above. After giving effect to these expense offsets and fee waivers and expenses, the “Net Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 for the Fund were 1.39%.

[2]

The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 1.45%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the Operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 150	$484	$841	$1,849

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group

15

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Small- and Mid-Cap Equities

Benchmark:

Russell 2000® Index

Ticker:

MGSEX

Subadvisors:

Donald Smith & Co., Inc.

(“Donald Smith”)

Kern Capital Management LLC

(“Kern Capital”)

Skyline Asset Management, L.P.

(“Skyline”)

Smith Asset Management Group

(“Smith Group”)

Veredus Asset Management Company, LLC

(“Veredus”)

Westport Asset Management, Inc.

(“Westport”)

MANAGERS SPECIAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

FOCUS

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund is permitted to purchase securities of both small- and medium capitalization companies, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Small-capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium-capitalization companies are companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among six Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•

Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than should be expected.

•	The other three Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses.

•	All six Subadvisors examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company.

•

The Subadvisors expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio.

•	A Subadvisor will typically sell a stock if it believes that the future profitability of a company does not support the current stock price.

Managers Investment Group

16

SUMMARY OF THE FUNDS

MANAGERS SPECIAL EQUITY FUND

PRINCIPAL RISKS

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Mid-Capitalization Stock Risk—mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to small- and mid-cap companies.

•	Seeking a potential source of capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

See “Fund Management” on page 37 for more information on the portfolio managers.

Managers Investment Group

17

SUMMARY OF THE FUNDS

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Managers Class

Most Recent Quarter: 3.94% (1st Quarter 2007)

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/06

Managers Special Equity Fund—Managers Class	1 Year	5 Years	10 Years
Return Before Taxes	11.28%	8.19%	9.82%
Return After Taxes on Distributions	8.93%	7.47%	8.82%
Return After Taxes on Distributions and Sale of Fund Shares	10.45%	7.08%	8.35%
Russell 2000® Index[2] (before taxes)	18.37%	11.39%	9.44%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction for fees, expenses, or taxes.

Managers Investment Group

18

SUMMARY OF THE FUNDS

MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Managers Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.57%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	1.48%

[1]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 in an amount less than the amount shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 for the Fund were 1.42%.

[2]

The Total Annual Fund Operating Expenses does not correlate with the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$151	$468	$808	$1,768

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group

19

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Non-U.S. Equities

Benchmark:

MSCI EAFE Index

Ticker:

MGITX

Subadvisors:

Bernstein Value Equities

(“Bernstein”)

Lazard Asset Management LLC

(“Lazard”)

Wellington Management Company, LLP

(“Wellington”)

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

MANAGERS INTERNATIONAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities (generally common and preferred stocks). This policy may be changed only upon 60 days’ written notice to shareholders. Additionally, under normal circumstances, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies.

The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently managed by three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. Each Subadvisor examines the underlying businesses, financial statements, competitive environments, and company managements in order to assess the future profitability of each company. Specifically:

•

Bernstein uses a value approach through which it seeks to identify companies whose shares are available for less than what it considers to be fair value. Bernstein uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes.

•

Lazard generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions, or countries. For example, Lazard may identify broad-based demographic trends, such as an increase in the average age of a region’s population, which may make investment in particular companies or industries attractive.

•	Wellington utilizes a growth approach to investing through which it seeks to identify companies with improving fundamentals and accelerating earnings.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations to the stocks such as increases in the price to earnings ratio.

A stock is typically sold if a Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

Managers Investment Group

20

SUMMARY OF THE FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain when converted back to U.S. dollars.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political, or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Mid-Capitalization Stock Risk—mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to non U.S. equities.

•	Seeking capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Kevin F. Simms

Co-Chief Investment Officer of

International Value Equities and Director

of Research of Global Value Equity at Bernstein

William Holzer

Managing Director and Portfolio

Manager at Lazard

Jean-Marc Berteaux

Senior Vice President and Equity Portfolio

Manager at Wellington

Andrew S. Offit, CPA

Senior Vice President and Equity

Portfolio Manager at Wellington

Matthew D. Hudson

Vice President and Equity Portfolio Manager

See “Fund Management” on page 39

for more information on the portfolio

managers.

Managers Investment Group

21

SUMMARY OF THE FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: 2.60% (1st Quarter 2007)

Best Quarter: 18.12% (2nd Quarter 2003)

Worst Quarter: -20.08% (3rd Quarter 2002)

Average Annual Total Returns1 as of 12/31/06

Managers International Equity	1 Year	5 Years	10 Years
Return Before Taxes	27.63%	13.46%	7.69%
Return After Taxes on Distributions	27.48%	13.19%	6.87%
Return After Taxes on Distributions and Sale of Fund Shares	18.58%	11.68%	6.32%
MSCI EAFE Index[2] (before taxes)	26.34%	14.98%	7.71%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is composed of all 21 of the publicly traded, developed, non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain, and the United Kingdom. The Index reflects no deduction of fees, expenses, or taxes.

Managers Investment Group

22

SUMMARY OF THE FUNDS

MANAGERS INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	2.00%[1]
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.57%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.48%
Fee Waiver and Reimbursement[3]	None
Net Annual Fund Operating Expenses[4]	1.48%

[1]	Applies to redemptions occurring within 60 days of purchase. See Redemption Fees on page 42 for further information.

[2]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets,, the Fund incurred actual Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2006 in an amount less than the amount shown above. After giving effect to these expense offsets, the Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2006 for the Fund were 1.45%.

[3]

The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 1.55%, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s waiver and reimbursement.

[4]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the Operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$358	$468	$808	$1,768

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group

23

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Emerging Market or

Developing Country Equities

Benchmark:

MSCI Emerging Markets Index

Ticker:

MEMEX

Subadvisor:

Rexiter Capital Management Limited

(“Rexiter”)

MANAGERS EMERGING MARKETS EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or emerging market.

FOCUS

Under normal circumstances, the Fund invests in at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities (generally common and preferred stocks) of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may invest in companies of any size.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Rexiter as the Fund’s subadvisor. Rexiter seeks to keep the Fund diversified across a variety of markets, countries and regions. Typically, Rexiter: selects stocks that it believes can generate and maintain strong earnings growth by:

•	Assessing the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio.

•	Seeking to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries.

•	Selling a stock if:
—	it believes that the current stock price is not supported by its expectations regarding the company’s future growth potential; or

—	if the political, economic or financial health of the country changes.

Managers Investment Group

24

SUMMARY OF THE FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

PRINCIPAL RISKS

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain when converted back to U.S. dollars.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political, or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Mid-Capitalization Stock Risk—mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to emerging market equity investments.

•	Seeking potential capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Murray Davey

Managing Director—

Global Emerging Markets and

Portfolio Manager at Rexiter

Kenneth King

Chief Investment Officer and

Managing Director at Rexiter

See “Fund Management” on page 40

for more information on the portfolio

managers.

Managers Investment Group

25

SUMMARY OF THE FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: 1.06% (1st Quarter 2007)

Best Quarter: 43.66% (4th Quarter 1999)

Worst Quarter: -25.08% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/06

Managers Emerging Markets Equity Fund	1 Year	5 Years	Since Inception (02/09/98)
Return Before Taxes	34.50%	26.16%	14.86%
Return After Taxes on Distributions	32.27%	25.14%	13.90%
Return After Taxes on Distributions and Sale of Fund Shares	24.63%	23.08%	12.87%
MSCI Emerging Markets Index (before taxes)[2]	32.59%	26.97%	12.37%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The Index reflects no deduction for fees, expenses, or taxes.

Managers Investment Group

26

SUMMARY OF THE FUNDS

MANAGERS EMERGING MARKETS EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	2.00%[1]
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.15%
Distribution (12b-1) Fees	None
Other Expenses[2]	0.62%
Total Annual Fund Operating Expenses[3,4,5]	1.77%

[1]	Applies to redemptions occurring within 60 days of purchase. See Redemption Fees on page 42 for further information.

[2]

In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[3]

The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 1.79%, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Net Annual Fund Operating Expenses could exceed the Net Annual Fund Operating Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[4]

In earlier periods, the Investment Manager contractually agreed to waive management fees as necessary so as to limit total operating expenses to certain percentages. These subsidies were subject to a Fund’s obligation to repay the Investment Manager in future years, if any, when the Fund’s expenses fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Fund is not obligated to repay such expenses for more than three years after the time of any waiver or payment pursuant to the Fund’s contractual expense limitation. The Total Annual Fund Operating Expenses shown above include amounts charged to the Fund for such deferred expenses.

[5]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the Operating expenses of the Fund and does not include fees and expenses of any acquired fund

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$386	$557	$959	$2,084

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group

27

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Fixed Income Securities

Benchmark:

Lehman Brothers Government/Credit

Index

Ticker:

MGFIX

Subadvisor:

Loomis, Sayles & Co.

(“Loomis”)

MANAGERS BOND FUND

OBJECTIVE

The Fund’s investment objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization).

From time to time, the Fund may invest in unrated bonds, which are considered by the Subadvisor to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s Subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis invests around three themes encompassing:

•	Generally seeking fixed-income securities of issuers whose credit profiles it believes are improving.

•

Significant use of securities whose price changes may not have a direct correlation with changes in interest rates. Loomis believes positive returns can be generated by having a portion of the Fund’s assets invested in this type of security rather than primarily relying on interest rate changes to generate returns.

•

Analysis of different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that the Subadvisor believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which securities to buy and sell, Loomis will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis’ expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis’ expectations concerning the potential return of those investments.

Loomis generally prefers securities that are protected against calls (early redemption by the issuer).

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SUMMARY OF THE FUNDS

MANAGERS BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Interest Rate Risk—debt security prices may fall if interest rates rise.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to bonds.

•	Seeking an opportunity for additional fixed-income returns.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGER

Daniel J. Fuss

Executive Vice President and

Vice Chairman at Loomis, Sayles

See “Fund Management” on page 40 for more information on the portfolio manager.

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SUMMARY OF THE FUNDS

MANAGERS BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: 1.17% (1st Quarter 2007)

Best Quarter: 6.09% (2nd Quarter 2003)

Worst Quarter: -3.20% (2nd Quarter 2004)

Average Annual Total Returns1 as of 12/31/06

Managers Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.84%	7.35%	7.30%
Return After Taxes on Distributions	6.14%	5.53%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	5.05%	5.24%	4.81%
Lehman Bros. Government/Credit Index (before taxes)[2]	3.78%	5.17%	6.26%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflects the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers Government/Credit Index is an index of all investment grade government and corporate bonds with a maturity of more than one year. The Index reflects no deduction for fees, expenses, or taxes.

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SUMMARY OF THE FUNDS

MANAGERS BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.625%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver and/or Expense Reimbursements[1]	(0.03)%
Net Annual Fund Operating Expenses[2]	1.00%

[1]

The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 0.99%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[2]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the Operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$323	$563	$1,251

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Foreign and Domestic Fixed Income Securities

Benchmark:

Lehman Brothers Global Aggregate Index

Ticker:

MGGBX

Subadvisor:

Loomis, Sayles & Co. (“Loomis”)

MANAGERS GLOBAL BOND FUND

OBJECTIVE

The Fund’s investment objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies, or instrumentalities, and supranational organizations such as the World Bank. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization).

From time to time, the Fund may invest in unrated bonds, which are considered by the asset Subadvisor to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. Under normal conditions, the Fund typically invests in at least seven countries, including the United States. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager has selected Loomis as the Fund’s subadvisor. Loomis applies fundamental investment research techniques when deciding which bonds to buy or sell. Typically, Loomis:

•	Primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark.

•	Uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities.

•	May utilize forward currency contracts in order to adjust the Fund’s allocation to foreign currencies.

•	Sells a security if it believes the security is overvalued based on its credit, country, or currency.

Loomis does not manage the Fund to maintain a given average duration, thus giving the Fund the flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. At other times the Fund’s average duration may be shorter than that of the benchmark, so that the Fund is less sensitive to changes in interest risk than the benchmark.

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SUMMARY OF THE FUNDS

MANAGERS GLOBAL BOND FUND

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain when converted back to U.S. dollars.

•	Emerging Markets Risk—investments in emerging markets securities can be subject to the general risks of foreign securities, as well as additional risks which can result in greater volatility.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Interest Rate Risk—debt security prices may fall if interest rates rise.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Non-Diversified Fund Risk—substantial holdings may be concentrated in a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to foreign and U.S. bonds.

•	Seeking income and capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Kenneth M. Buntrock

Vice President and Portfolio Manager at Loomis

David S. Rolley

Vice President and Portfolio Manager at Loomis

Lynda Schweitzer

Portfolio Manager at Loomis

See “Fund Management” on page 40 for more information on the portfolio managers.

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SUMMARY OF THE FUNDS

MANAGERS GLOBAL BOND FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns

Most Recent Quarter: 1.32% (1st Quarter 2007)

Best Quarter: 9.59% (2nd Quarter 2002)

Worst Quarter: -5.54% (1st Quarter 1999)

Average Annual Total Returns1 as of 12/31/06

Managers Global Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.36%	9.92%	5.00%
Return After Taxes on Distributions	6.49%	7.78%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.81%	7.39%	3.24%
Lehman Bros. Global Aggregate Bond Index (before taxes)[2]	6.64%	7.85%	5.52%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Lehman Brothers Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit, and collateralized securities. The Index reflects no deduction for fees, expenses, or taxes.

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SUMMARY OF THE FUNDS

MANAGERS GLOBAL BOND FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)[1]	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.57%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver and/or Expense Reimbursements[2]	(0.18)%
Net Annual Fund Operating Expenses[3]	1.10%

[1]	Applies to redemptions occurring within 60 days of purchase. See Redemption Fees on page 42 for more information.

[2]

The Investment Manager has contractually agreed through May 1, 2008 to waive management fees as may be necessary to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage, acquired fund fees and expenses, and extraordinary items) to 1.19%, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement. Additionally, the Investment Manager has agreed to contractually waive a portion of its management fee for the Fund until at least March 1, 2008, resulting in an annual management fee of 0.60% of the average daily net assets of the Fund.

[3]

The Net Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the Operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 216	$388	$685	$1,529

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

EMERGING MARKETS RISK

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MID-CAPITALIZATION STOCK RISK

Mid-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies

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SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

NON-DIVERSIFIED FUND RISK

A fund which is “non-diversified” can invest more of its assets in a single issuer than a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. Here is a good example of how consequences for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, a fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

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SUMMARY OF THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

INVESTMENT OBJECTIVES

Each Fund’s investment objectives may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objectives while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

FUND MANAGEMENT

Each Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to each Fund. Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Funds and the Subadvisory Agreements between the Investment Manager and the Funds’ Subadvisors is available in the Funds’ Semi-Annual Report for the period ended June 30, 2006.

MANAGERS VALUE FUND

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2006, Armstrong Shaw had assets under management of approximately $8.5 billion. Jeffrey Shaw is the lead portfolio manager primarily responsible for day-to-day management of the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and Chief Investment of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2006, Osprey Partners had assets under management of approximately $2.3 billion. John W. Liang, Russell S. Tompkins, and Bruce J. Jensen are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Osprey Partners. Mr. Liang is a Managing Partner, the Chief Investment Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner, the Chief Operating Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998. Mr. Jensen is the Director of Large Cap Equity Research at Osprey Partners. He joined the firm in 1999.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

Essex Investment Management Company, LLC (“Essex”) manages the entire Fund and has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. AMG owns a majority interest in Essex. As of December 31, 2006, Essex had assets under management of approximately $3.0 billion. David Goss is primarily responsible for the day-to-day management of the Fund. Mr. Goss is a Vice President of, and a portfolio manager for, Essex, positions he has held since 2004. He was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004 and has been a senior vice president of and portfolio manager for Essex since 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.80% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Essex.

MANAGERS SMALL COMPANY FUND

Epoch Investment Partners, Inc. (“Epoch”) and Kalmar Investment Advisers (“Kalmar”) each manage a portion of the Fund.

Epoch has managed a portion of the Fund since March 2006. Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, had approximately $4.4 billion in assets under management as of December 31, 2006. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Wehlhoelter.

Mr. Priest is the Chief Executive Officer, Chief Investment Officer and co-founder of Epoch. Prior to co-founding Epoch in 2004, he was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Prior to that time, he was Chairman, Managing Director and a Portfolio Manager at Credit Suisse Asset Management, LLC (“CSAM”) from May 2000 to March 2001; Chief Executive Officer, Chairman of the Management Committee, Managing Director and Portfolio Manager at CSAM from January 1998 to April 2000; and prior to that CEO and portfolio manager of predecessor BEA Associates from 1989 to 1998. Mr. Priest’s role with respect to the portion of the Fund managed by Epoch is overseeing strategy and risk management.

Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, he was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. From 1997 to June 2001, he held a similar portfolio management position at ING Furman Selz Asset Management. Mr. Pearl’s role with respect to the portion of the Fund managed by Epoch is to serve as lead portfolio manager.

Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, he was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. From March 1998 to October 2001, he was a Senior Analyst at First Manhattan Company. Mr. Donaldson’s role with respect to the portion of the Fund managed by Epoch is to serve as associate portfolio manager and senior analyst.

Mr. Wehlhoelter joined Epoch in June 2005 and is Managing Director, Portfolio Manager and Head of Quantitative Research. From October 2001 to June 2005 he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. From June 1997 to October 2001 he was at Credit Suisse Asset Management Group, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. From May 1986 to June 1997 he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2006, the two Kalmar organizations had assets under management totaling approximately $2.8 billion in small company stocks. Ford B. Draper, Jr., Dana F. Walker and Gregory A. Hartley are jointly and primarily responsible for the portion of the Fund managed by Kalmar, and unanimously agree on each security purchased for the Fund. Mr. Draper is the President and Chief Investment Officer of Kalmar, positions he has held since 1982. Mr. Walker has been a portfolio manager for Kalmar since 1986. Mr. Hartley has been a portfolio manager for Kalmar since 1993. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Kalmar and Epoch.

MANAGERS SPECIAL EQUITY FUND

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management Company, LLC (“Veredus”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2006, Donald Smith had approximately $4.3 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since 1983. Mr. Greenberg has been a senior vice president of and portfolio manager for Donald Smith since 1981.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2006, Kern had assets under management of approximately $1.1 billion. Robert E. Kern, Jr. and David G. Kern are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Kern and are responsible for overall portfolio structure. Robert Kern is Managing Member, Chairman and CEO of, and Portfolio Manager for, Kern, positions he has held since Kern’s formation. He is also Senior Investment Manager responsible for researching and selecting investments in the technology (semiconductor), capital goods and service and consumer (restaurant) sectors. Prior to the formation of Kern, Robert Kern was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997. David Kern is President of, and Portfolio Manager for, Kern, positions he has held since 2002. He is also Senior Investment Manager responsible for researching and selecting investments in the healthcare, technology (software) and services and consumer (retail, leisure and entertainment) sectors. David Kern has held the position of Senior Investment Manager since 1997. Prior to co-founding Kern with Robert Kern, he was vice president at Founders Asset Management, where he was portfolio manager of the Founders Discovery Fund from 1995 to 1997.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. As of December 31, 2006, Skyline had assets under management of approximately $1.5 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one of these three teams. Mr. Fiedler leads the team that covers consumer, materials and processing, and health care. Mr. Maloney leads the team that covers financial services and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas, had approximately $5.2 billion in assets under management as of December 31, 2006. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group is Stephen S. Smith. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, he has served as both chief executive officer and chief investment . He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2006, Veredus had assets under management of approximately $1.9 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2006, Westport had assets under management of approximately $3.4 billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman and Chief Investment Officer

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2006, the Investment Manager had assets under management of approximately $9.1 billion. Thomas G. Hoffman is primarily responsible for the day-to-day management of the Fund’s cash reserves. Mr. Hoffman is Chief Investment Officer and Executive Vice President of the Investment Manager and has held those positions since 2005. Previously, he was Director of Research from 1999 to 2004 and Senior Investment Analyst from 1994 to 1999 of the predecessor firm of the Investment Manager.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Fund’s Subadvisors.

MANAGERS INTERNATIONAL EQUITY FUND

Bernstein Value Equities (“Bernstein”), Lazard Asset Management LLC (“Lazard”), and Wellington Management Company, LLP (“Wellington”) each manage a portion of the Fund.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Berstein L.P., which was first organized in 1962. As of December 31, 2006, Alliance Berstein L.P. had approximately $716 billion in assets under management. Kevin F. Simms, Sharon E. Fay, Giulio Martini and Henry S. D’Auria are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Bernstein. Mr. Simms is a co-Chief Investment Officer of International Value Equities and Director of Research of Global Value Equities, positions he has held since 2003 and 2000, respectively. He has been with Bernstein since 1992. Ms. Fay is Executive Vice President and Chief Investment Officer of Global Value Equities, and has served in these positions since 2003. She joined Bernstein in 1990 as a research analyst. Mr. Martini is Chief Investment Officer of Currency & Quantitative Strategy, a position he has held since 2003. Prior to 2003, he worked as chief international economist on the international and global economic value equities team. Mr. D’Auria is Chief Investment Officer of Emerging Markets Value Equities and Co-chief Investment Officer of International Value Equities, positions he has held since 2002 and 2003, respectively. He managed Benstein’s global research department from 1998 to 2002.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in 1848. As of December 31, 2006, Lazard had assets under management in excess of $97 billion. William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris are jointly and primarily responsible for the day-today management of the portion of the Fund managed by Lazard. Mr. Holzer is a Managing Director of and a portfolio manager for Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. and its predecessor firm (“Deutsche”), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche. Mr. Bratt is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. Prior to 2003, Mr. Bratt worked as Director of Global Products at Deutsche. Ms. Cheng has been a Managing Director of and portfolio manager for Lazard since 2003. From 1993 until joining Lazard, Ms. Cheng was a senior international equity portfolio manager with Deutsche. Mr. Norris is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. From 1998 until joining Lazard, Mr. Norris worked at Deutsche as a senior portfolio manager.

Wellington has managed a portion of the Fund since September 2004. Wellington is located at 75 State Street, Boston, Massachusetts. As of December 31, 2006, Wellington had assets under management of approximately $575 billion. Three members of Wellington’s International Growth Team, Jean-Marc Berteaux, Matthew Hudson, CFA, and Andrew S. Offit, CPA, are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington. As of December 31, 2006, the team is supported by the research efforts of 55 industry and regional analysts. Mr. Berteaux is a Senior Vice President of and Equity Portfolio Manager for Wellington and has been an investment professional with Wellington since 2001. Mr. Offit is a Senior Vice President of and Equity Portfolio Manager for Wellington and has been an investment professional with Wellington since 1997. Mr. Hudson is a Vice President of and Equity Portfolio Manager for Wellington and joined Wellington as an investment professional in 2005. From 2000-2005, Mr. Hudson was an investment professional at American Century Investment Management.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

MANAGERS EMERGING MARKETS EQUITY FUND

Rexiter Capital Management Limited (“Rexiter”) manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund’s inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James’s Square, London, England, was founded in 1997. As of December 31, 2006, Rexiter had assets under management of approximately $67 billion. The Fund is managed by a team of investment professionals. Helena Coles, Murray Davey, Kenneth King, Nicholas Payne and Christopher Vale are jointly and primarily responsible for the day-to-day management of the Fund. Mr. King is the Chief Investment and a Managing Director of Rexiter and is responsible for the Fund’s asset allocation. Stock selection for the Fund is the responsibility of the relevant Country Fund Managers. Mr. Davey, Mr. Payne, Mr. Vale and Ms. Coles are each Country Fund Managers of Rexiter. Ms. Coles is also an Assistant Portfolio Manager of Rexiter. Mr. Davey is also Managing Director-Global Emerging Markets and Portfolio Manager of Rexiter, positions he has held since Rexiter’s formation. Mr. Vale is also Managing Director and Chief Investment Officer—Asia.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.15% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Rexiter.

MANAGERS BOND FUND

Loomis, Sayles & Company, L.P. (“Loomis”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2006, Loomis had assets under management of approximately $96.5 billion. Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. He is an Executive Vice President and Vice Chairman of Loomis, Sayles and has worked at Loomis since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.625% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

MANAGERS GLOBAL BOND FUND

Loomis, Sayles & Company, L.P. (“Loomis”) has managed the entire Fund since March 2002. Kenneth M. Buntrock, David W. Rolley, and Lynda Schweitzer, CFA are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Buntrock and Mr. Rolley are Vice Presidents of and Portfolio Managers for Loomis, Sayles, positions they have held since 1997 and 1994, respectively. Ms. Schweitzer is a Portfolio Manager for Loomis, Sayles and has held that position since January 1, 2007. Ms. Schweitzer joined Loomis, Sayles in 2001 as a Global Fixed Income Trader and became a Portfolio Specialist thereafter. She held that position until 2007.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis, Sayles.

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SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Funds or (except with respect to certain short-term redemptions of Managers International Equity Fund, Managers Emerging Markets Fund, and Managers Global Bond Fund) to redeem out of the Funds. Your purchase or redemption of Fund shares is based on a Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

SHARE CLASSES OF SPECIAL EQUITY FUND

In addition to the class of shares offered by this Prospectus, Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this Prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices. Special Equity Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this Prospectus, but Institutional Class shares do have higher investment minimums.

Call 800.835.3879 for more information about the Special Equity Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

FAIR VALUE POLICY

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading affecting in a portfolio investment is suspended and has not resumed before a Fund calculates its NAV;

•	A significant event the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the

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INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

REDEMPTION FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund (each, an “International Fund”) will deduct a redemption fee (the “Redemption Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
• Managers International Equity Fund	2.0%
• Managers Emerging Markets Equity Fund	2.0%
• Managers Global Bond Fund	1.0%

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of an International Fund are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Funds and is intended offset to transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program, and (4) of shares of the Managers Global Bond Fund purchased by the Managers Fremont Global Fund. Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to the International Funds that would have been otherwise recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares. . .	If you wish to add shares to your account . . .	If you wish to sell shares . . .

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•  Name of the Fund

•  Dollar amount or number of shares you wish to sell

•  Your name

•  Your account number

•  Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC, Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers
Attn: Control Department FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account
*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000.

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INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 45.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund, and Managers Global Bond Fund, may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described previously, the Funds have adopted fair value procedures to minimize these risks. Managers Small Company Fund and Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger

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SHAREHOLDER GUIDE

capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

Monitoring Trades To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of a Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 46.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confir-

Managers Investment Group

47

SHAREHOLDER GUIDE

mation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in as effect of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to types of shareholders such as insurance companies, financial institutions, brokerage dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

TAXABILITY OF TRANSACTIONS

A fund’s investment in shares of other mutual funds, ETF’s, or other companies that are taxed as regulated investment companies, including certain REITs (collectively underlying funds) could affect the amount, timing, and character of distributions you receive.

A fund’s investment in certain debt instruments and a Fund’s use of derivatives may cause a Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives also the amount, timing, and character of the Fund’s distributions.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consist of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. The Fund’s investment in an underlying fund will not be considered to be an investment in the securities of foreign corporations regardless of the extent to which the Fund itself invests in such securities. In addition, the Fund’s investment in foreign securities or foreign currencies, whether directly or through an underlying fund, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Managers Investment Group

48

SHAREHOLDER GUIDE

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your social security number (SSN) or other taxpayer identification number (TIN);
•	Certify that your SSN or TIN is correct; or
•	Certify that you are exempt from withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

Managers Investment Group

49

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the year ended December 31,
Managers Value Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$27.98	$29.73	$26.24	$20.69	$27.45
Income from Investment Operations:
Net investment income	0.27 [3]	0.23	0.17	0.11	0.15
Net realized and unrealized gain (loss) on investments	4.79	1.43	3.47	5.56	(6.65)
Total from investment operations	5.06	1.66	3.64	5.67	(6.50)
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.25)	(0.15)	(0.12)	(0.16)
Net realized gain on investments	(4.71)	(3.16)	—	—	(0.10)
Total distributions to shareholders	(5.06)	(3.41)	(0.15)	(0.12)	(0.26)
Net Asset Value, End of Year	$27.97	$27.98	$29.73	$26.24	$20.69
Total Return[1]	18.08%	5.53%	13.87%	27.39%	(23.79)%
Ratio of net expenses to average net assets	1.17%	1.18%	1.22%	1.27%	1.28%
Ratio of total expenses to average net assets[1,2]	1.23%	1.15%	1.38%	1.42%	1.35%
Ratio of net investment income to average net assets	0.90%	0.72%	0.62%	0.59%	0.60%
Portfolio turnover	32%	54%	39%	40%	53%
Net assets at end of year (000’s omitted)	$80,916	$124,643	$119,547	$100,720	$48,001

	For the year ended December 31,
Managers AMG Essex Large Cap Growth Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$27.79	$26.77	$25.46	$20.36	$29.29
Income from Investment Operations:
Net investment loss	(0.09)[3]	(0.07)[3]	(0.07)	(0.16)	(0.28)
Net realized and unrealized gain (loss) on investments	1.48	1.09	1.38	5.26	(8.65)
Total from investment operations	1.39	1.02	1.31	5.10	(8.93)
Net Asset Value, End of Year	$29.18	$27.79	$26.77	$25.46	$20.36
Total Return[1]	4.96%	3.85%	5.14%	25.05%	(30.49)%
Ratio of net expenses to average net assets	1.25%	1.28%	1.34%	1.33%	1.39%
Ratio of total expenses to average net assets[1,2]	1.32%	1.22%	1.47%	1.52%	1.43%
Ratio of net investment loss to average net assets	(0.33)%	(0.27)%	(0.26)%	(0.67)%	(1.07)%
Portfolio turnover	200%	97%	79%	109%	141%
Net assets at end of year (000’s omitted)	$65,999	$104,878	$98,347	$110,903	$107,545

Managers Investment Group

50

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers Small Company Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.84	$10.36	$9.19	$6.40	$8.16
Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.08)[3]	(0.08)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	1.21	0.56	1.25	2.88	(1.63)
Total from investment operations	1.13	0.48	1.17	2.79	(1.76)
Net Asset Value, End of Year	$11.97	$10.84	$10.36	$9.19	$6.40
Total Return [1]	10.42%	4.63%	12.73%	43.59%	(21.57)%
Ratio of net expenses to average net assets	1.39%	1.45%	1.45%	1.45%	1.40%
Ratio of total expenses to average net assets [1,2]	1.54%	1.41%	1.43%	1.50%	1.70%
Ratio of net investment loss to average net assets	(0.72)%	(0.82)%	(1.05)%	(1.20)%	(1.17)%
Portfolio turnover	126%	26%	18%	48%	134%
Net assets at end of year (000’s omitted)	$38,438	$36,993	$27,629	$18,750	$12,610

	For the year ended December 31,
Managers Special Equity Fund—Managers Class:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$86.78	$90.42	$78.48	$55.08	$70.59
Income from Investment Operations:
Net investment loss	(0.14)[3]	(0.54)[3]	(0.56)	(0.43)	(0.34)
Net realized and unrealized gain (loss) on investments	9.88	4.18	12.50	23.83	(15.17)
Total from investment operations	9.74	3.64	11.94	23.40	(15.51)
Less Distributions to Shareholders from:
Net realized gain on investments	(13.56)	(7.28)	—	—	—
Net Asset Value, End of Year	$82.96	$86.78	$90.42	$78.48	$55.08
Total Return [1]	11.28%	4.00%	15.18%	42.50%	(21.98)%
Ratio of net expenses to average net assets	1.42%	1.40%	1.40%	1.43%	1.31%
Ratio of total expenses to average net assets [1,2]	1.47%	1.45%	1.45%	1.46%	1.32%
Ratio of net investment loss to average net assets	(0.15)%	(0.60)%	(0.69)%	(0.72)%	(0.56)%
Portfolio turnover	76%	80%	68%	64%	67%
Net assets at end of year (000’s omitted)	$2,551,703	$2,834,314	$3,415,003	$3,279,318	$2,020,821

Managers Investment Group

51

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers International Equity Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$53.76	$47.05	$41.13	$31.22	$37.61
Income from Investment Operations:
Net investment income	0.69	0.37	0.27	0.34	0.19
Net realized and unrealized gain (loss) on investments	14.15	6.83	5.96	10.04	(6.48)
Total from investment operations	14.84	7.20	6.23	10.38	(6.29)
Less Distributions to Shareholders from:
Net investment income	(1.18)	(0.49)	(0.31)	(0.47)	(0.10)
Total distributions to shareholders	(1.18)	(0.49)	(0.31)	(0.47)	(0.10)
Net Asset Value, End of Year	$67.42	$53.76	$47.05	$41.13	$31.22
Total Return	27.63%	15.30%	15.17%	33.21%	(16.71)%
Ratio of net expenses to average net assets	1.45%	1.45%	1.62%	1.72%	1.54%
Ratio of total expenses to average net assets[1,2]	1.47%	1.42%	1.70%	1.73%	1.56%
Ratio of net investment income to average net assets	0.70%	0.75%	0.57%	0.70%	0.54%
Portfolio turnover	70%	79%	93%	80%	132%
Net assets at end of year (000’s omitted)	$230,916	$206,393	$234,061	$266,611	$362,561

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.10	$16.50	$13.26	$8.80	$9.56
Income from Investment Operations:
Net investment income	0.22	0.52	0.08	0.01	0.03
Net realized and unrealized gain (loss) on investments	6.66	4.84	3.74	4.50	(0.79)
Total from investment operations	6.88	5.36	3.82	4.51	(0.76)
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.55)	(0.06)	(0.05)	—
Net realized gain on investments	(2.32)	(1.21)	(0.52)	—	—
Total distributions to shareholders	(2.54)	(1.76)	(0.58)	(0.05)	0.00
Net Asset Value, End of Year	$24.44	$20.10	$16.50	$13.26	$8.80
Total Return[1]	34.50%	32.53%	28.85%	51.20%	(7.95)%
Ratio of net expenses to average net assets	1.76%	1.75%	1.85%	1.99%	1.97%
Ratio of total expenses to average net assets[1,2]	1.76%	1.72%	1.87%	1.97%	2.18%
Ratio of net investment income to average net assets	0.89%	0.59%	0.67%	0.08%	0.32%
Portfolio turnover	41%	35%	58%	79%	68%
Net assets at end of year (000’s omitted)	$152,983	$117,229	$63,567	$36,728	$22,211

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52

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Managers Bond Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$24.11	$24.58	$24.58	$23.44	$22.32
Income from Investment Operations:
Net investment income	1.08	0.88	0.80	1.08	1.24
Net realized and unrealized gain (loss) on investments	0.75	(0.32)	0.30	1.40	1.12
Total from investment operations	1.83	0.56	1.10	2.48	2.36
Less Distributions to Shareholders from:
Net investment income	(1.10)	(0.88)	(0.93)	(1.11)	(1.24)
Net realized gain on investments	—	(0.15)	(0.17)	(0.23)	—
Total distributions to shareholders	(1.10)	(1.03)	(1.10)	(1.34)	(1.24)
Net Asset Value, End of Year	$24.84	$24.11	$24.58	$24.58	$23.44
Total Return[1]	7.79%	2.29%	5.14%	10.77%	10.98%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of total expenses to average net assets [1,2]	1.02%	1.02%	1.06%	1.09%	1.17%
Ratio of net investment income to average net assets	4.52%	3.36%	3.65%	4.50%	5.55%
Portfolio turnover	46%	26%	16%	73%	24%
Net assets at end of year (000’s omitted)	$906,776	$426,448	$259,210	$179,641	$128,341

	For the year ended December 31,
Managers Global Bond Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.19	$22.38	$22.19	$20.58	$17.97
Income from Investment Operations:
Net investment income	0.45	0.63	0.65	0.80	0.81
Net realized and unrealized gain (loss) on investments	1.05	(1.75)	1.49	3.43	2.57
Total from investment operations	1.50	(1.12)	2.14	4.23	3.38
Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.77)	(1.34)	(2.09)	(0.55)
Net realized gain on investments	(0.03)	(0.30)	(0.61)	(0.53)	(0.22)
Total distributions to shareholders	(0.52)	(1.07)	(1.95)	(2.62)	(0.77)
Net Asset Value, End of Year	$21.17	$20.19	$22.38	$22.19	$20.58
Total Return[1]	7.36%	(4.94)%	9.62%	20.69%	18.85%
Ratio of net expenses to average net assets	1.19%	1.19%	1.29%	1.68%	1.55%
Ratio of total expenses to average net assets [1,2]	1.27%	1.26%	1.49%	1.68%	1.56%
Ratio of net investment income to average net assets	2.86%	2.38%	2.73%	3.48%	4.01%
Portfolio turnover	56%	64%	130%	152%	220%
Net assets at end of year (000’s omitted)	$53,670	$43,131	$36,454	$32,307	$19,746

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense such as brokerage credits, but includes non-reimbursable expenses offsets such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

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53

HOW TO CONTACT US

MANAGERS FUNDS

INVESTMENT MANAGER Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854-2325 203.299.3500 or 800.835.3879	TRANSFER AGENT PFPC, Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769 800.548.4539

DISTRIBUTOR Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854-2325 CUSTODIAN The Bank of New York 2 Hanson Place Brooklyn, New York 10286	TRUSTEES Jack W. Aber William E. Chapman, II Edward J. Kaier William J. Nutt Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis

LEGAL COUNSEL Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

Managers Investment Group

54

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), annual report, and semiannual report contain additional information about the Funds and their investments. The annual and semiannual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the previous fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and annual and semiannual reports, is on file with the Securities and Exchange Commission (“SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

©2007 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

www.managersinvest.com

MANAGERS FUNDS

PROSPECTUS

May 1, 2007

•	Managers Special Equity Fund

Managers Class, Institutional Class

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P011-0507

3	OVERVIEW

4-10	SUMMARY OF THE FUND

Managers Special Equity Fund

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

11-16	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

17	FINANCIAL HIGHLIGHTS

Managers Special Equity Fund

18	HOW TO CONTAC T US

Managers Investment Group

2

OVERVIEW

This Prospectus contains important information about the Managers Special Equity Fund (the “Fund” ). The Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisors will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Fund identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Fund begins after the Summary of the Fund.

Managers Investment Group

3

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

U.S. Small- and Mid-Cap Equities

Benchmark:

Russell 2000® Index

Tickers:

Managers Class: MGSEX
Institutional Class: MSEIX

Subadvisors:

Donald Smith & Co., Inc.
(“Donald Smith”)

Kern Capital Management LLC
(“Kern Capital”)

Skyline Asset Management, L.P.

(“Skyline”)

Smith Asset Management Group
(“Smith Group”)

Veredus Asset Management Company, LLC

(“Veredus”)

Westport Asset Management, Inc.

(“Westport”)

The Russell 2000® Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

MANAGERS SPECIAL EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

FOCUS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund is permitted to purchase securities of both small- and medium capitalization companies, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Small-capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium-capitalization companies are companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among six Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•      Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than should be expected.

•      The other three Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses.

•      All six Subadvisors examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company.

•      The Subadvisors expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio.

•      A Subadvisor will typically sell a stock if it believes that the future profitability of a company does not support the current stock price.

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SUMMARY OF THE FUND

MANAGERS SPECIAL EQUITY FUND

PRINCIPAL RISKS

•      Liquidity Risk—particular investments may be difficult to sell at the best price.

•      Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•      Mid-Capitalization Stock Risk—mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

•      Small-Capitalization Stock Risk—small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•      Looking to gain exposure to small- and mid-cap companies.

•      Seeking a potential source of capital appreciation.

•      Willing to accept short-term volatility of returns.

See “Fund Management” on page 7 for more information on the portfolio managers.

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SUMMARY OF THE FUND

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s previous contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Managers Class

Most Recent Quarter: 3.94% (1st Quarter 2007)

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

Average Annual Total Returns1 as of 12/31/06

Managers Special Equity Fund	1 Year	5 Years	10 Years
Managers Class—Return Before Taxes	11.28%	8.19%	9.82%
Managers Class—Return After Taxes on Distributions	8.93%	7.47%	8.82%
Managers Class—Return After Taxes on Distributions and Sale of Fund Shares	10.45%	7.08%	8.35%
Institutional Class—Return Before Taxes	11.53%	—	—
Russell 2000 Index[2] (before taxes)	18.37%	11.39%	9.44%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Managers Class shares of the Fund. After-tax returns for Institutional Class shares will vary.

[2]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction for fees, expenses, or taxes.

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SUMMARY OF THE FUND

MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of the offering price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Managers Class	Institutional Class
Management Fee	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.57%	0.33%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1,2]	1.48%	1.24%

[1]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 in an amount less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2006 for the Fund were 1.43% for the Managers Class and 1.19% for the Institutional Class.

[2]

The Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$151	$468	$808	$1,768
Institutional Class	$126	$393	$681	$1,500

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SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

LIQUIDITY RISK

Liquidity risk exists when particular investments are to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities.

MID CAPITALIZATION STOCK RISK

Mid-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

SMALL-CAPITALIZATION STOCK RISK

Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information (“SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

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SUMMARY OF THE FUNDS

FUND MANAGEMENT

The Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to the Fund. Managers Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Fund’s Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30, 2006.

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management Company, LLC (“Veredus”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2006, Donald Smith had approximately $4.3 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since 1983. Mr. Greenberg has been a senior vice president of, and portfolio manager for, Donald Smith since 1981.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2006, Kern had assets under management of approximately $1.1 billion. Robert E. Kern, Jr. and David G. Kern are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Kern and are responsible for overall portfolio structure. Robert Kern is Managing Member, Chairman and CEO of, and Portfolio Manager for, Kern, positions he has held since Kern’s formation. He is also Senior Investment Manager responsible for researching and selecting investments in the technology (semiconductor), capital goods and service and consumer (restaurant) sectors. Prior to the formation of Kern, Robert Kern was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997. David Kern is President of, and Portfolio Manager for, Kern, positions he has held since 2002. He is also Senior Investment Manager responsible for researching and selecting investments in the health care, technology (software) and services and consumer (retail, leisure and entertainment) sectors. David Kern has held the position of Senior Investment Manager since 1997. Prior to co-founding Kern with Robert Kern, he was vice president at Founders Asset Management, where he was portfolio manager of the Founders Discovery Fund from 1995 to 1997.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. As of December 31, 2006, Skyline had assets under management of approximately $1.5 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one of these three teams. Mr. Fiedler leads the team that covers consumer, materials and processing, and health care. Mr. Maloney leads the team that covers financial services, and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst.

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SUMMARY OF THE FUND

FUND MANAGEMENT

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas, had approximately $5.2 billion in assets under management as of December 31, 2006. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group is Stephen S. Smith. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2006, Veredus had assets under management of approximately $1.9 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2006, Westport had assets under management of approximately $3.4 billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman and Chief Investment Officer of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an affiliated investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2006, the Investment Manager had assets under management of approximately $9.1 billion. Thomas G. Hoffman is primarily responsible for the day-to-day management of the Fund’s cash reserves. Mr. Hoffman is Chief Investment Officer and Executive Vice President of the Investment Manager and has held those positions since 2005. Previously, he was Director of Research from 1999 to 2004 and Senior Investment Analyst from 1994 to 1999 of the predecessor firm of the Investment Manager.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Fund’s Subadvisors.

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SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investments will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

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SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•      Name of the Fund

•      Dollar amount or number of shares you wish to sell

•      Your name

•      Your account number

•      Signatures of all account owners

Mail you letter to: Managers

c/o PFPC, Inc.

PO Box 9769

Providence, RI

02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Managers Class and $2,500,000 for Institutional Class)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A. Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Please specify the share class you wish to purchase or sell when placing your order.

†	Redemptions of $50,000 for Managers Class or $1,000,000 for Institutional Class or more require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA).

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13

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds	Managers Class		Institutional Class
	Initial Investment	Additional Investments	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100	$2,500,000	$1,000
• Individual Retirement Accounts	$1,000	$100	$2,500,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares of the Managers Class or $2,500,000 or more of the Institutional Class, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 for the Managers Class or $500,000 for the Institutional Class due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 13.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which this Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, this Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors

Managers Investment Group

14

SHAREHOLDER GUIDE

the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 14.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

Managers Investment Group

15

SHAREHOLDER GUIDE

CHANGES TO YOUR ACCOUNT

The Fund mails correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, brokerage dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

TAXABILITY OF TRANSACTIONS

The Fund’s investment in shares of other mutual funds, ETF’s, or other companies that are taxed as regulated investment companies, including certain REITs (collectively underlying funds) could affect the amount, timing, and character of distributions you receive.

The Fund’s investment in certain debt instruments and the Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives also affects the amount, timing, and character of the Fund’s distributions.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consist of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. The Fund’s investment in an underlying fund will not be considered to be an investment in the securities of foreign corporations regardless of the extent to which the Fund itself invests in such securities. In addition, the Fund’s investment in foreign securities or foreign currencies, whether directly or through an underlying fund, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; or

•	Certify that you are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

Managers Investment Group

16

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal year. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Managers Special Equity Fund—Managers Class:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$86.78	$90.42	$78.48	$55.08	$70.59
Income from Investment Operations:
Net investment loss	(0.14)[3]	(0.54)[3]	(0.56)	(0.43)	(0.34)
Net realized and unrealized gain (loss) on investments	9.88	4.18	12.50	23.83	(15.17)
Total from investment operations	9.74	3.64	11.94	23.40	(15.51)
Less Distributions to Shareholders from:
Net realized gain on investments	(13.56)	(7.28)	—	—	—
Net Asset Value, End of Year	$82.96	$86.78	$90.42	$78.48	$55.08
Total Return[1]	11.28%	4.00%	15.18%	42.50%	(21.98)%
Ratio of net expenses to average net assets[1]	1.42%	1.40%	1.40%	1.43%	1.31%
Ratio of total expenses to average net assets[1,2]	1.47%	1.45%	1.45%	1.46%	1.32%
Ratio of net investment loss to average net assets	(0.15)%	(0.60)%	(0.69)%	(0.72)%	(0.56)%
Portfolio turnover	76%	80%	68%	64%	67%
Net assets at end of year (000’s omitted)	$2,551,703	$2,834,314	$3,415,003	$3,279,318	$2,020,821

	For the year ended December 31,
Managers Special Equity Fund—Institutional Class:	2006	2005	2004*
Net Asset Value, Beginning of Year	$87.09	$90.56	$78.91
Income from Investment Operations:
Net investment income (loss)	0.10 [3]	(0.33)[3]	(0.21)
Net realized and unrealized gain income on investments	9.93	4.14	11.86
Total from investment operations	10.03	3.81	11.65
Less Distributions to Shareholders from:
Net realized gain on investments	(13.56)	(7.28)	—
Net Asset Value, End of Year	$83.56	$87.09	$90.56
Total Return[1]	11.56%[6]	4.21%	14.75%[4]
Ratio of net expenses to average net assets[1]	1.18%	1.20%	1.20%[5]
Ratio of total expenses to average net assets[1,2]	1.23%	1.25%	1.26%[5]
Ratio of net investment income (loss) to average net assets	0.09%	(0.56)%	(0.49)%[5]
Portfolio turnover	76%	80%	68%[4]
Net assets at end of year (000’s omitted)	$561,994	$510,541	$274,010

*	Commencement of operations was May 3, 2004.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]	The Total Return is based on the Financial Statement Net Assets Values as shown above.

Managers Investment Group

17

HOW TO CONTACT US

MANAGERS SPECIAL EQUITY FUND

INVESTMENT MANAGER

Managers Investment Group LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
203.299.3500 or 800.835.3879

DISTRIBUTOR
Managers Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York
2 Hanson Place
Brooklyn, New York 10286

LEGAL COUNSEL
Ropes & Gray LLP
One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT
PFPC, Inc.
P.O. Box 9769

Providence, Rhode Island 02940-9769
800.548.4539

TRUSTEES
Jack W. Aber

William E. Chapman, II
Edward J. Kaier
William J. Nutt
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis

Managers Investment Group

18

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (“SAI”), annual report, and semiannual report contain additional information about the Fund and its investments. The annual and semiannual reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the previous fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and annual and semiannual reports, is on file with the Securities and Exchange Commission (“SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2007 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

www.managersinvest.com

THE MANAGERS FUNDS

MANAGERS VALUE FUND

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

(formerly, Managers Capital Appreciation Fund)

MANAGERS SMALL COMPANY FUND

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS BOND FUND

MANAGERS GLOBAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2007

You can obtain a free copy of the Prospectus of any of these Funds by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended December 31, 2006 included in the Funds’ Annual Report for the fiscal year ended December 31, 2006 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information). The Annual Report is available without charge by calling the Funds at (800) 548-4539 or by visiting Funds’ website at www.managersinvest.com.

i

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Value Fund (the “Value Fund”), Managers AMG Essex Large Cap Growth Fund (the “Large Cap Growth Fund”), Managers Small Company Fund (the “Small Company Fund”), Managers Special Equity Fund (the “Special Equity Fund”), Managers International Equity Fund (the “International Equity Fund”), Managers Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Managers Bond Fund (the “Bond Fund”) and Managers Global Bond Fund (the “Global Bond Fund”, each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of The Managers Funds (the “Trust”), a Massachusetts business trust, and is part of the Managers Family of Funds. The Trust was organized on November 23, 1987.

The Special Equity Fund and International Equity Fund have each established three classes of shares: Managers Class, Institutional Class and R Shares. R Shares of Special Equity Fund are not currently being offered, and there are no R Shares currently outstanding. The International Equity Fund currently offers only Managers Class shares, and there are no R Shares or Institutional Class shares currently outstanding.

This SAI describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. See “Management of the Funds.” It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Fund family. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in the Prospectus. Each Fund other than the Managers Global Bond Fund is a diversified, open-end management investment company.

Additional Investment Policies

Large Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies.

Small Company Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Special Equity Fund and International Equity Fund each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days’ prior written notice.

Emerging Markets Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days’ prior written notice.

Bond Fund and Global Bond Fund each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). Each Fund may not change the policy without providing shareholders at least 60 days’ prior written notice.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Funds. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.” Also see “Quality and Diversification Requirements of the Funds.”

(1) Asset-Backed Securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) Cash Equivalents. Cash equivalents include certificates of deposit, bankers acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(3) Common Stocks. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

(4) Emerging Market Securities. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(5) Eurodollar Bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units (“ECUs”). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member’s currencies.

(6) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund’s income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts. The Funds may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

The use of currency contracts entails certain risks. Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(7) Foreign Securities. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored American Depositary Receipts (“ADRs”), these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds.

(8) Futures Contracts and Options on Futures Contracts. The Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”), including indexes of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Funds will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a Fund purchases or sells a futures contract, the Fund is required to segregate or earmark a specified amount of assets determined to be liquid by the Fund’s Subadvisor(s), in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

The Funds will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of options on futures, for which an established OTC market exists.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s Custodian).

When selling a call option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures

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contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

(9) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(10) Inverse Floating Obligations. The Bond Fund and the Global Bond Fund may invest up to 25% of each Fund’s total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(11) Investment Company Securities. Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. A Fund may invest in investment companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of certain investment companies, such as closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets.

The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the Securities and Exchange Commission (“SEC”) that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order.

The SEC has issued such an exemptive order to iShares® Trust and iShares, Inc. (“iShares®”), which are open-end management investment companies registered under the 1940 Act. The order permits other investment companies, such as the Funds, to invest in the various series of iShares® in excess of the Limitation, subject to certain terms and conditions, including that the investment companies enter into an agreement with iShares®. iShares® are “index funds” that operate as ETFs and seek to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular market index (e.g., S&P 500 Index, Russell 2000® Index); shares of iShares® are traded on national securities exchanges, such as the New York Stock Exchange and American Stock Exchange. In accordance with the exemptive order, the Funds may enter into such an agreement with iShares® in order to permit the Funds to invest in iShares® in excess of the Limitation. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor iShares® make any representations regarding the advisability of investing in the Funds. To the extent other investment companies obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other investment companies in excess of the Limitation.

(12) Mortgage-Related Securities. Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage

Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

(13) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(14) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

(15) Options. The Value Fund, the Large Cap Growth Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange. The Value Fund, the Large Cap Growth Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Value Fund, the Large Cap Growth Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts.

A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Funds may purchase put and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indexes, futures contracts and foreign currencies.

The Funds may purchase call options for any purpose. For example, a Fund may purchase a call option as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

The Funds may purchase put options for any purpose. For example, a Fund may purchase a put option as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Funds may write put or call options for any purpose. For example, a Fund may write a put or call to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Funds may use currency options, for example, to cross-hedge or to increase total return when a Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. Over-the-counter options are two party contracts with negotiated strike prices and expiration dates.

(16) Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

(17) Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will earmark or establish and maintain a segregated account with the Custodian consisting of liquid assets in an amount that is at least equal to the amount of its obligation under the reverse repurchase agreement.

(18) Rights and Warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(19) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Each Fund may lend its investment securities so long as (i) the loan is secured by collateral having a value at all times not less than 100% of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

(20) Segregated Accounts or Cover. Each Fund will comply with guidelines of the SEC or its staff regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, each Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by each Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of each Fund’s assets to cover in accounts could impede portfolio management or each Fund’s ability to meet redemption requests or other current obligations.

(21) Short Sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in “short sales against the box” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

(22) U.S. Treasury Securities. The Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities. The Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(23) Variable Rate Securities. The Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(24) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the Custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds

Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor’s Ratings Group (“S&P”) or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s Investors Services, Inc. (“Moody’s”) (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Subadvisor(s).

Lower-Rated Debt Securities

The Global Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody’s (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as “junk bonds.” Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” in Appendix A for further discussion regarding securities ratings.

For the fiscal year ended December 31, 2006, for the Fund that invested in junk bonds, the Bond Fund, the ratings of the debt obligations held by the Fund, expressed as a percentage of each Fund’s total investments, were as follows:

Ratings	Bond Fund
Government and AAA	50.0%
AA	3.2%
A	10.8%
BBB	30.2%
BB	2.2%
B	3.2%
Not Rated	0.4%

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Large Cap Growth Fund, Special Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Bond Fund and Global Bond Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

(8) Purchase from or sell portfolio securities to its officers, trustees or other “interested persons” (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

If any percentage limitation described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International. Such concentration in restriction (7) may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of restriction (7).

The Small Company Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Deployment of Cash Reserves

Each Fund is authorized to invest its cash reserves (funds awaiting allocation to or investment by Subadvisors or to be used for Fund transactions) in money market instruments and debt securities that are at least comparable in quality to the Fund’s permitted investments. In lieu of separate, direct investments in money market instruments, each Fund’s cash reserves may be invested in other investment companies. The Investment Manager may exercise investment discretion or select a Subadvisor to exercise investment discretion over a Fund’s cash reserves.

Additional Exposure

At the Investment Manager’s discretion, portions of the cash reserves segment of each Fund may be used to create equity or fixed income exposure until such cash balances are allocated to and/or invested by the Subadvisors or used for Fund transactions. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds (ETFs) or other securities.

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a Fund.

Impact of Large Redemptions and Purchases of Portfolio Shares

Managers Fremont Global Fund, a fund also advised by the Investment Manager, is a significant shareholder of the Global Bond Fund. Large redemptions or purchases by the Managers Fremont Global Fund of Global Bond Fund shares may cause the Global Bond Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Global Bond Fund’s performance to the extent that the Global Bond Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the Global Bond Fund’s expense ratio. Because the Investment Manager serves as advisor to both the Global Bond Fund and Managers Fremont Global Fund, the Investment Manager is governed by its fiduciary obligations to both funds and their respective shareholders. As a result, the Investment Manager has an obligation and an incentive to maximize the benefits of such transactions to shareholders of both funds.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of each Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about each Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisors; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisors and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of each Fund’s portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	31	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999, Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present)	31	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present)	31	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 1993	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	31	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	31	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 1987	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics))	31	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
William J. Nutt DOB: 3/30/45	Trustee since 2005 President since 2007	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	31	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUSTS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS

Bruce M. Aronow DOB: 5/31/65	Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1995	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Mangers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Colin J. Dean DOB: 3/6/77	Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005-Present); Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2006-Present); Assistant Secretary, Skyline Funds (2006-Present); Associate, Dechert LLP (2002-2005)

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2006	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2006

Independent Trustees:
Jack W. Aber	Over $100,000	Over $100,000
William E. Chapman II	Over $100,000	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Steven J. Paggioli	$50,001-$100,000	Over $100,000
Eric Rakowski	$50,001-$100,000	$50,001-$100,000
Thomas R. Schneeweis	Over $100,000	Over $100,000

Interested Trustee:

William J. Nutt	None	None

*	The Family of Investment Companies consists of The Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds complex for the fiscal year ended December 31, 2006, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Funds and the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$36,501	$71,000
William E. Chapman, II(c)	$41,630	$81,000
Edward K. Kaier(d)	$37,527	$73,000
Steven J. Paggioli	$36,501	$71,000
Eric Rakowski	$36,501	$71,000
Thomas R. Schneeweis	$36,501	$71,000

Interested Trustee:
William J. Nutt	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2006. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the fiscal year ended December 31, 2006 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.

(c)	Mr. Chapman receives an additional $10,000 annually for being the Independent Chairman.

(d)	Mr. Kaier receives an additional $2,000 annually for being the Audit Committee Chairman.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Except as described below, the Trust did not know of any person who, as of April 4, 2007, “controlled” (within the meaning of the 1940 Act) any of the Funds. The Managers Fremont Global Fund may be deemed to control the Managers Global Fund because it beneficially owns more than 25% of the outstanding voting securities of such Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders of Securities

As of April 4, 2007, the following persons or entities owned beneficially and/or of record more than 5% of the outstanding shares of each class of the Funds:

Managers Value Fund

PFPC, King of Prussia, PA 19406	56.71%
Fidelity Investments, Covington, KY 41015	9.85%
Charles Schwab & Co, San Francisco, CA 94104	7.39%

Managers AMG Essex Large Cap Growth Fund

PFPC, King of Prussia, PA 19406	54.87%
Charles Schwab & Co., San Francisco, CA 94104	11.91%

Managers Small Company Fund

PFPC, King of Prussia, PA 19406	85.27%

Managers Special Equity Fund – Managers Class

Charles Schwab & Co., San Francisco, CA 94104	23.00%
Fidelity Investments, Covington, KY 41015	14.41%
National Financial Services, New York, NY 10008	12.72%
Vanguard Fiduciary Trust, Valley Forge, PA 19482	7.03%
Merrill Lynch, Jacksonville, FL 32246	5.89%

Managers Special Equity Fund – Institutional Class

Charles Schwab & Co., San Francisco, CA 94104	20.48%
Wachovia Bank, Charlotte, NC 28288	12.23%
Fidelity Investments, Covington, KY 41015	11.00%
National Financial Services, New York, NY 10008	6.31%
State Street Bank, Westwood, MA 02090	6.28%
Sheldon & Co., Cleveland, OH 44101	5.00%

Managers International Equity Fund – Managers Class

Charles Schwab & Co., San Francisco, CA 94104	31.38%
PFPC Inc., King of Prussia, PA 19406	17.31%
National Financial Services, New York, NY 10008	10.18%
Merrill Lynch, Jacksonville, FL 32246	7.36%

Managers Emerging Markets Equity Fund

National Financial Services, New York, NY 1008	31.05%
Charles Schwab & Co., San Francisco, CA 94104	30.82%
PFPC Inc., King of Prussia, PA 19406	6.67%

Managers Bond Fund

Charles Schwab & Co., San Francisco, CA 94104	16.94%
National Financial Services, New York, NY 1008	16.78%
Fidelity Investments, Covington, KY 41015	5.05%

Managers Global Bond Fund

Managers Fremont Global Bond Fund, Norwalk, CT 06854	46.99%
PFPC Inc., King of Prussia, PA	39.41%

Management Ownership

As of April 4, 2007 all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to the Funds pursuant to a Fund Management Agreement (the “Management Agreement”). The Investment Manager is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), and AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of the Funds.

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager enters into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” In addition, the Investment Manager may exercise investment discretion over the cash reserves segment of each Fund. The SEC has given the Trust an exemptive order permitting the Funds to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under a Management Agreement (the “Management Agreement”) dated April 1, 1999. The Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Compensation of Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay each Subadvisor a fee (net of any mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund’s average net assets. The remainder of the management fee is paid to the Subadvisors.

NAME OF FUND	TOTAL MANAGEMENT FEE	MANAGER’S PORTION OF THE TOTAL MANAGEMENT FEE
Value Fund	0.75%	0.40%
Large Cap Growth Fund	0.80%	0.40%
Small Company Fund	0.90%	0.40%
Special Equity Fund	0.90%	0.40%
International Equity Fund	0.90%	0.40%
Emerging Markets Equity Fund	1.15%	0.40%
Bond Fund	0.625%	0.375%
Global Bond Fund	0.70%*	0.35% up to $20 million 0.45% over $20 million

*	Effective January 1, 2007, the Investment Manager contractually agreed to waive 0.10% of its annual management fee through at least March 1, 2008.

During the fiscal years ended December 31, 2004, 2005 and 2006 the Investment Manager was paid the following amounts by the Funds for investment management fees under the Management Agreement.

Fund	2004	2005	2006
Value Fund	$817,992	$912,310	$708,121
Large Cap Growth Fund	815,678	803,038	613,637
Small Company Fund	193,548	277,859	334,920
Special Equity Fund	29,806,671	31,662,152	29,579,302
International Equity Fund	2,167,049	1,938,776	1,956,021
Emerging Markets Equity Fund	528,521	943,175	1,515,893
Bond Fund	1,348,661	2,118,516	3,600,603
Global Bond Fund	228,343	272,510	341,727

During the three fiscal years ended December 31, 2004, 2005 and 2006 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.

Fund	2004	2005	2006
Value Fund
Armstrong Shaw & Associates, Inc.	$187,600	$211,502	$164,274
Osprey Partners Investment Management, LLC	194,132	214,243	166,182
Large Cap Growth Fund
Essex Investment Management. Co., LLC	198,835	192,401	260,164
Bramwell Capital Management, Inc.(a)	209,004	209,118	46,654
Small Company Fund
Kalmar Investment Advisers	107,526	154,366	116,291
Epoch Investment Partners, Inc.(b)	—	—	69,776
Special Equity Fund
Donald Smith & Co., Inc.	3,738,198	3,539,778	2,793,541
Westport Asset Management, Inc.	3,340,070	3,565,650	3,238,572
Kern Capital Management LLC	3,159,586	3,502,466	3,101,592
Skyline Asset Management, L.P.	3,344,244	3,677,790	3,393,758
Essex Investment Management Company, LLC (a)	2,621,401	137,948	—
Veredus Asset Management Company, LLC	—	3,098,601	3,131,914
Smith Asset Management Group, LP (c)	—	—	720,999
International Equity Fund
Lazard Asset Management, Inc.	360,880	326,153	329,555
Mastholm Asset Management, L.L.C. (a)	239,541	—	—
Bernstein Investment Research and Management	442,629	371,115	370,240
Wellington Management Company, LLP	94,762	228,490	341,326
Emerging Markets Equity Fund
Rexiter Capital Management Limited	344,688	615,114	988,626
Bond Fund
Loomis, Sayles & Co., L.P.	539,465	847,406	1,440,241
Global Bond Fund
Loomis, Sayles & Co., L.P.	101,551	117,224	142,046

(a)	The Subadvisor no longer provides services to the Fund. The amounts listed reflect fees earned and paid to the Subadvisor prior to termination of the Subadvisory Agreement.

(b)	The Subadvisor began providing services to the Fund on March 8, 2006.

(c)	The Subadvisor began providing services to the Fund on May 26, 2006.

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this SAI on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each Fund’s Prospectus. Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fees waived/expenses reimbursed by the Investment Manager for the fiscal years ended December 31, 2004, 2005 and 2006 are as follows:

Fund	2004	2005	2006
Value Fund	$150,183	—	$33,400
Large Cap Growth Fund	113,864	—	21,183
Small Company Fund	—	—	33,165
Special Equity Fund	530,350	$28,665	—
International Equity Fund	141,842	—	—
Emerging Markets Equity Fund	1,588	—	—
Bond Fund	162,851	98,243	155,254
Global Bond Fund	68,099	25,956	40,529

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services; Distribution Agreements” below.

Portfolio Managers of the Funds

Value Fund

Armstrong Shaw Associates Inc. (“Armstrong”)

Other Accounts Managed by the Portfolio Manager

Armstrong has served as a Subadvisor to the Value Fund since March 2000. Armstrong is 100% employee owned (except for a small position owned by the firm’s founder and past Chairman after he retired in 1996). The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Armstrong is Jeffrey M. Shaw. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2006.

Portfolio Manager: Jeffrey M. Shaw

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$2,101	1	$1,140
Other Pooled Investment Vehicles	2	$296	0	$0
Other Accounts	151	$6.078	1	$5.5

Potential Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the portfolio manager’s management of the investments in Value Fund, on the one hand, and the management of other accounts, on the other. Armstrong does not believe any of these potential conflicts of interest pose significant risk to the Value Fund. Armstrong believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Armstrong, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Armstrong has not identified in the summary below.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Value Fund. Because of the portfolio manager’s positions with Value Fund, the portfolio manager knows the size, timing and possible market impact of the Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of Value Fund. Armstrong has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

The portfolio manager may serve as advisor to certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

Compensation at Armstrong is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Mr. Shaw’s compensation is not dependant on the performance of the Value Fund on an absolute basis or relative to our style-specific benchmark, the Russell 1000 Value Index. Mr. Shaw is not compensated based on the growth of the Fund’s, or any other client’s, assets except to the extent that such growth contributes to the firm’s overall asset growth which in turn contributes to the firm’s overall profitability. Mr. Shaw does not receive a percentage of the revenue earned on any client portfolios. Mr. Shaw’s compensation is not increased or decreased specifically as the result of any performance fee that may be earned by Armstrong.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Manager did not own shares of the Value Fund.

Osprey Partners Investment Management, LLC (“Osprey”)

Other Accounts Managed by the Portfolio Managers

Osprey has served as a Subadvisor to the Value Fund since September 2001. The firm is organized as a limited liability company and is 100% employee-owned. J.W. Liang and Russell S. Tompkins are the portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Osprey. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: John W. Liang

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$41.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$669.3	0	$0

Portfolio Manager: Russell S. Tompkins

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$40.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	36	$173	0	$0

Portfolio Manager: Bruce J. Jensen

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$41.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$485	0	$0

Potential Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Osprey has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Osprey’s investment committee determines the shape and composition of each model portfolio with the result that each portfolio manager of the Fund is focused on particular investment disciplines rather than competing accounts yet remains sensitive to client investment requirements. The portfolio managers review the Fund daily.

Osprey has also adopted trading policies and procedures with the objective of treating all clients fairly so that over time no client is advantaged or disadvantaged over another. Where Osprey has discretionary trading authority, it will bunch orders for execution with the result that each client participating in the aggregated order participates at an average share price. Commission costs are shared on a pro-rata basis. Clients may direct Osprey to execute trades with a specific broker causing them to be excluded from bunched orders. The firm utilizes a random rotation process in an attempt to not disadvantage any one client over another.

Osprey also manages certain proprietary accounts: a mutual fund in which employees hold a majority of the shares and a Large Cap and Concentrated portfolio in Osprey’s Profit Sharing Plan (“Plan”). The mutual fund and the profit sharing accounts are similar to its Large Cap and Concentrated client accounts and Osprey may buy and sell securities for the proprietary accounts that it also recommends to its clients. Any such transactions are consistent with recommendations being made to clients, including the Fund, and any trades for the propriety accounts are executed last in the firm’s trading rotation.

Portfolio Manager Compensation

Osprey compensates portfolio managers for their management of the Fund and other accounts managed by the firm. Mr. Liang, Mr. Tompkins and Mr. Jensen are compensated with a combination of salary (a relatively fixed component) and annual partnership distributions, which are dependent on the profitability of Osprey. Mr. Jensen’s compensation also consists of an annual discretionary bonus determined by Osprey’s Management Committee which is based on subjective factors, such as leadership, ideas, overall contributions to the investment team and performance. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, Mr. Liang owned shares of the Value Fund valued between $1 and $10,000, Mr. Tompkins owned shares of the Value Fund valued between $50,001 and $100,000 and Mr. Jensen owned shares of the Value Fund valued between $100,001 and $500,000.

Large Cap Growth Fund

Essex Investment Management Company, LLC (“Essex”)

Other Accounts Managed by the Portfolio Managers

Essex has served as a Subadvisor to the Large Cap Growth Fund since March 1997. AMG owns a majority interest in Essex. David Goss manages the Managers AMG Essex Large Cap Growth Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

37

Portfolio Manager: David Goss

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$22.9	0	$0
Other Pooled Investment Vehicles	1	$4.2	0	$0
Other Accounts	43	$1,090	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Essex has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Essex may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive fixed base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on absolute, relative, and risk-adjusted performance of their respective portfolios, including the pre-tax performance of the Fund. The Fund’s benchmark is the S&P 500 Index. In addition, the portfolio managers’ evaluation takes into account pre-tax performance, including the performance of the Fund, over 1-, 2- and 3- year periods. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Manager owned shares of the Large Cap Growth Fund valued between $10,001 and $50,000.

Small Company Fund

Kalmar Investment Advisers (“Kalmar”)

Other Accounts Managed by the Portfolio Managers

Kalmar has served as a Subadvisor to the Small Company Fund since May 2000. Kalmar is 100% employee owned and Ford B. Draper has a greater than 25% ownership interest in the firm. The portfolio managers primarily responsible for the day-to-day management of the portion of the fund managed by Kalmar are Ford B. Draper, Jr. Dana F. Walker and Gregory A. Hartley. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Managers: Ford B. Draper, Dana F. Walker and Gregory A. Hartley

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$460	1	$831
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	327	$1,542	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Kalmar has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Kalmar may purchase or sell, for their own accounts, securities also invested in by clients Kalmar maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees’ personal securities transactions.

Portfolio Manager Compensation

Kalmar seeks to maintain a competitive and incentivized compensation program in order to attract and retain outstanding, high-caliber investment professionals and, therefore, to closely link the investment professionals’ compensation to their particular contributions to client returns and to the attainment of the performance goals of Kalmar’s “Growth-with-Value” investment philosophy which the Fund participates in. Portfolio managers receive base salaries, incentive bonus opportunities, benefits packages, and opportunities (if invited by Kalmar’s board of directors) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the marketplace, as well as to adjust the factors used to determine bonuses in order to promote good sustained client performance, including the Fund’s performance.

Fixed Based Salary. In setting portfolio manager base salaries, Kalmar seeks to be competitive in light of each particular person’s experience, tenure, contribution, and responsibilities.

Annual Bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative component, which generally comprises 60-70% of the bonus, is based on the specific contribution of the individual’s research ideas to the success of managed portfolios in absolute and index-relative terms for short term (1 year) and long term (2-5 year) periods. The comparative indexes employed are the Russell 2000 and Russell 2500 as well as their Growth versions.

The non-quantitative component is based on an evaluation of the individual’s contribution to Kalmar’s team-oriented research and portfolio management process and of his or her other contributions to client satisfaction, client communication, and the overall success of the firm over the past year. For purposes of illustration, examples of factors weighed in this evaluation are: (i) maintenance of insightful knowledge and opinions on companies owned by the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team as well as the productive functioning of the team.

Benefits Package. All employees, including portfolio managers, participate in Kalmar’s benefits package, which includes a 401K plan with a contribution by Kalmar and a profit sharing plan based on the overall success of the firm. The opportunity for equity ownership in Kalmar is open to all key, high contributing employees of the firm from all professional disciplines, solely at the discretion and invitation of Kalmar’s board of directors. Such ownership is purchased from the firm, rather than awarded as a bonus. Messrs. Draper, Walker and Hartley are all “partners” in Kalmar with varying percentage amounts of ownership. This equity ownership, coupled with the other competitive and incentivizing ingredients in Kalmar’s compensation package, is intended to link their compensation directly, plus indirectly but effectively, to client success and performance outcomes.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of Small Company Fund.

Epoch Investment Partners, Inc. (“Epoch”)

Other Accounts Managed by the Portfolio Managers

Epoch has served as a Subadvisor to the Small Company Fund since March 2006. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Welhoelter. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: William W. Priest, David N. Pearl and Michael A. Welhoelter

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$587	0	$0
Other Pooled Investment Vehicles	23	$1,781	0	$0
Other Accounts	135	$1,674	8	$50.1

Portfolio Manager: Joseph W. Donaldson

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	$700	0	$0
Other Accounts	5	$41.5	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Epoch has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Epoch may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Epoch maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Epoch’s compensation system consists of three components – salary, bonus, and stock ownership. The mix of remuneration elements varies according to the employee’s level of responsibility and the role that their judgment plays in executing that responsibility.

Stock ownership is a shared value in Epoch and is awarded initially as a result of the person’s role, responsibility, and expected contribution to the firm and its mission. Subsequent stock awards will be made to those individuals who incrementally add to the value of the firm in terms of account performance, client service, and an efficient infrastructure.

Compensation for the Portfolio Managers is not based on the value of assets held in the Fund’s portfolio or the performance for the Fund.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the portfolio managers did not own shares of the Small Company Fund.

Special Equity Fund

Donald Smith & Co., Inc. (“Donald Smith”)

Other Accounts Managed by the Portfolio Manager

Donald Smith has served as a Subadvisor to the Special Equity Fund since September 2002. Donald Smith is 100% employee owned, with Donald G. Smith owning more than 25% of the firm. Mr. Smith and Richard L. Greenberg are the Portfolio Managers for the portion of the assets of Managers Special Equity Fund managed by Donald Smith. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Managers: Donald G. Smith and Richard L. Greenberg

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,147	1	$804
Other Pooled Investment Vehicles	1	$184	0	$0
Other Accounts	32	$2,485	3	$420

Potential Conflicts of Interest

Donald Smith is an independent investment advisor with no parent or subsidiary organizations and has no affiliated organizations, brokerage, or investment banking activities. Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith has put in place systems, policies, and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed in accordance with allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

Portfolio Manager Compensation

The compensation for portfolio managers/analysts consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index, and performance is measured over a one-year period on a pre-tax basis. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the portfolio managers did not own shares of the Special Equity Fund.

Kern Capital Management LLC (“KCM”)

Other Accounts Managed by the Portfolio Manager

KCM has served as a Subadvisor to the Special Equity Fund since September 1997. The capital structure of KCM consists of Class A Voting shares and Class B Non-Voting shares. Robert E. Kern, Jr., Chief Executive Officer, and David G. Kern, President, in combination own 100% of the Class A Voting shares and 46% of the Class B shares and control the firm. Robert Kern and David Kern are the portfolio managers for the portion of the assets of Managers Special Equity Fund managed by KCM. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Managers: Robert E. Kern, Jr. and David G. Kern

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,094.5	0	$0
Other Pooled Investment Vehicles	2	$68.5	2	$68.5
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Conflicts of interest may arise from managing multiple client accounts, including conflicts relating to the allocation of investment opportunities to client accounts. KCM also manages pooled investment vehicles that charge performance based fees and conflicts of interest may arise in allocating investment opportunities to these accounts, which charge higher fees than the Fund. Senior Investment Managers maintain personal investments in certain accounts including pooled investment vehicles (through ownership of the General Partners to these vehicles) as well as other accounts, including the Fund and other registered investment companies.

Conflicts of interest may arise in allocating investment opportunities to accounts in which the Senior Investment Managers have a personal interest.

KCM seeks to treat all clients (including the Fund, pooled investment vehicles, and separate accounts) fairly and equitably and without preference to accounts with higher fee structures or personal interest. KCM has designed policies and procedures to ensure that no client is disadvantaged over another client where an investment opportunity is deemed suitable for more than one client.

While all KCM clients are managed with the same investment team and fundamental investment research approach, not all clients use the same investment strategies or investment universe as the Fund to achieve their goals. Additionally, clients of KCM may have different restrictions on permitted investment activities whether by statute, contract or client instruction. Specifically, certain separate account and pooled investment vehicles may allow for concentrated investment in fewer securities than the Fund. Certain pooled investment vehicles pursue strategies not available to the Fund such as short-term trading, short-selling and leveraging. Additionally, the timing of cash investment into and out of client accounts varies by client.

Portfolio Manager Compensation

KCM maintains an attractive compensation program for its Senior Investment Managers consisting of: fixed salary; quarterly bonus; participation in firm ownership; and participation in performance based incentive allocations from certain pooled investment accounts. All Senior Investment Managers participate in KCM’s employee benefits program.

Compensation for the Senior Investment Managers is based on evaluating each manager’s contribution to KCM’s success over the time period measured. Such evaluation is not formula or client based, and considers a number of criteria, including the Senior Investment Manager’s performance across all client accounts and contributions to growing KCM’s business.

A founding philosophy of KCM is to share ownership of the firm with key people responsible for the firm’s success. All Senior Investment Managers are Principals of KCM. Each of the Senior Investment Managers, through ownership of affiliated entities, participates as General Partner in pooled investment vehicles managed by KCM.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, David Kern owned shares of the Special Equity Fund valued between $10,001 and $50,000 and Robert Kern did not own any shares of the Special Equity Fund.

Veredus Asset Management Company, LLC (“Veredus”)

Other Accounts Managed by the Portfolio Managers

Veredus has served as a Subadvisor to the Special Equity Fund since January 2005. Veredus is a limited liability company organized in Kentucky. B. Anthony Weber’s current ownership interest in Veredus is greater than 25%. ABN Amro Asset Management Holdings, Inc., an indirect wholly owned subsidiary of ABN Amro Bank NV, currently owns a 50% interest in Veredus. Mr. Weber, Charles McCurdy and Charles Mercer jointly serve as portfolio managers of the portion of the Managers Special Equity Fund managed by Veredus. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Managers: B. Anthony Weber, Charles McCurdy and Charles Mercer

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$498	0	$0
Other Pooled Investment Vehicles	0	$0	1	$30.3
Other Accounts	22	$1,920	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts (including the Partnership), on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Veredus has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Veredus may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Veredus maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

The portfolio managers are members of Veredus Asset Management, LLC, and, as such, they are compensated as follows: (i) each receives a guaranteed payment (salary) that is fixed for each year; (ii) each shares in the overall profits of the company, as set forth by the Operating Agreement; and (iii) each is eligible to receive a contribution made by Veredus to a retirement plan, the computation of which is based on a set percentage of income earned during the year. The portfolio managers’ compensation is not based on the performance of an individual account but the overall performance and profitability of Veredus for each year.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the portfolio managers did not own shares of the Special Equity Fund.

Skyline Asset Management, L.P. (“Skyline”)

Other Accounts Managed by the Portfolio Managers

Skyline has served as a Subadvisor to the Special Equity Fund since December 2000. Skyline is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. William Fiedler, Michael Maloney and Mark Odegard are co-portfolio managers of the portion of the Fund managed by Skyline. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Managers:

William Fiedler, Michael Maloney and Mark Odegard

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$589	0	$0
Other Pooled Investment Vehicles	1	$7	0	$0
Other Accounts	12	$333	0	$0

Potential Conflicts of Interest

Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Managers Special Equity Fund. Those accounts include investment company for which the Skyline serves as investment adviser, another pooled investment vehicle and separately managed accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest for the Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed in the following, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited (such as in the case of an equity initial public offering (“IPO”), Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The Portfolio Managers responsible for managing the Fund are all limited partners of Skyline. As limited partners, their compensation comes from a combination of salary, a share of Skyline’s revenue based on their individual ownership position in Skyline, and a share of Skyline’s profits based on their individual contribution to the success of the Fund and Skyline. Total compensation is influenced by Skyline’s overall profitability, which is directly related to fees generated by Skyline’s assets under management.

The Portfolio Managers’ salary and share of profits of Skyline are determined by Skyline’s executive committee, who takes into account many factors, including the Portfolio Manager’s contribution to the success of the Fund and Skyline, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of Skyline, such as trading, marketing, and client service also are considered. There is no set formula for any of the above components, and an effort is made to consider a Portfolio Manager’s long-term performance, not just performance during the current year.

The Portfolio Managers are provided benefits packages that include life insurance, health insurance and participation in Skyline’s 401(k) plan comparable to that received by other employees of Skyline.

For Skyline’s analytical staff, the depth, breadth and volume of their research efforts as well as the investment success of their recommendations are factored into their bonus awards. Additionally, asset growth, performance, and client retention all factor into compensation. Their overall contribution to the firm is considered as well. Continuing education for employees is also available.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of the Special Equity Fund.

Westport Asset Management, Inc. (“Westport”)

Other Accounts Managed by the Portfolio Managers

Westport has served as a Subadvisor to the Special Equity Fund since December 1985. Andrew J. Knuth has a greater than 25% interest in the firm. The joint Portfolio Managers for the portion of the Fund managed by Westport are Mr. Knuth and Edmund H. Nicklin, Jr. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: Andrew J. Knuth

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,067.9	1	$49.4
Other Pooled Investment Vehicles	1	$59.4	1	$59.4
Other Accounts	23	$1,722.6	6	$734.2

Portfolio Manager: Edmund H. Nicklin, Jr.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,116.4	1	$49.4
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	24	$1,726.5	6	$734.2

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of Westport Asset Management, Inc., or its affiliate Westport Advisers LLC, (together “Westport”) such as registered investment companies, separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the Portfolio Managers in a personal or other capacity, and may include unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”). It is Westport’s policy to not favor any client account or outside account over any other client account or outside account. However, management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the Portfolio Managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. A potential conflict of interest may arise as result of the Portfolio Manager’s management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. As detailed In Westport’s Trade Allocation Policy, when decisions are made to purchase or sell the same securities simultaneously for a number of client and/or outside accounts, Westport may aggregate into a single trade order (a “bunched” trade) several individual contemporaneous client and/or outside account trade orders for a single security if it deems this to be appropriate and in the best interests of the client and/or outside accounts involved. Bunched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution, or reducing overall commission charges. Accounts that are eligible to purchase shares in initial public offerings may participate in aggregated orders for such shares. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the two Westport affiliated advisers that the benefits from Westport’s organization outweigh any disadvantage that may arise from exposure to aggregated transactions.

As detailed in Westport’s Trade Allocation Policies, Westport seeks to aggregate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders, (2) treat all clients fairly, and (3) not systematically advantage or disadvantage any single client. When an aggregated order is filled in its entirety, each participating client and/or outside account will participate at the average share price for the aggregated order, and transaction costs shall be shared pro rata based on each client’s participation in the aggregated order. If an order cannot be completely filled, allocations will generally be made pro rata, subject to rounding to achieve round lots, based upon the initial amount requested for an account participating in the aggregated order. Each account participating in a particular aggregated or “bunched trade” will receive the share price with respect to that aggregated order or, as appropriate, the average share price for all executed “bunched” trades on that trading day. Westport may allocate on a basis other than pro rata, if, under the circumstances, such other method of allocation is reasonable, does not result in any improper or undisclosed advantage or disadvantage to other accounts, and results in fair access over time to trading opportunities for all eligible managed accounts. For example, Westport may identify investment opportunities that are appropriate for certain accounts and not others, based on such factors as investment objectives, style, risk/return parameters, regulatory and client restrictions, tax status, account size, sensitivity to turnover, available cash and cash flows. Consequently, Westport may decide it is more appropriate to place a given security in one account rather than another account. Other non-pro rata methods include rotation allocation or random allocation. Alternative methods of allocation are appropriate, for example, when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts.

Westport has implemented specific policies and procedures (e.g., the code of ethics and trade allocation policies, discussed above) to address potential conflicts that may arise in connection with the management of the Fund, separately managed accounts and other accounts.

The Westport Code of Ethics puts restrictions on the timing of personal trading in relation to trades by the Fund and other advisory clients of the Adviser and its affiliates. The code of ethics, which was adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, describes the fiduciary duties owed to Westport advisory accounts and shareholders of the Funds managed by affiliates by all trustees, directors, officers, members and employees of the Westport Asset Management, Inc., and its affiliates; establishes procedures for personal investing; and restricts certain transactions. For example, personal investment transactions in most securities, including initial public offerings and limited offerings, must receive prior written approval and, in most cases, may not be effected on the same day that one of Westport advisory client or funds advised by Westport affiliates is trading that security. In addition, the code of ethics prohibits “late trading” in shares of mutual funds sub-advised or advised by Westport or its affiliates, including a prohibition on the facilitating of late trading by third parties.

Portfolio Manager Compensation

Mr. Knuth, as owner of Westport Asset Management, Inc. is compensated through the residual profits of the firm, including fees generated by the Managers Special Equity Fund account. Westport Asset Management, Inc. has a qualified profit sharing plan covering all employees, including Mr. Knuth.

Mr. Nicklin, as an employee of Westport Asset Management, Inc., receives a base salary and participation in fees generated by certain accounts. The Managers Special Equity Fund account is not covered by the revenue sharing agreement. In addition, Mr. Nicklin is a participant in the qualified profit sharing plan covering all employees.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of the Special Equity Fund.

Smith Asset Management Group, LP (“Smith”)

Stephen S. Smith, the founder of Smith, serves as Portfolio Manager to the portion of the Fund managed by Smith. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: Stephen S. Smith

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$183.7	0	$0
Other Pooled Investment Vehicles	1	$49	1	$16.7
Other Accounts	218	$3,122	2	$2.5

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Smith has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Stephen S. Smith is compensated using a fixed cash salary, retirement plan, medical and dental benefits. As majority owner of Smith Group, Mr. Smith also receives pro-rata allocations of the firm’s net income.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Manager did not own shares of the Special Equity Fund.

Managers Investment Group LLC (“Investment Manager”)

Other Accounts Managed by the Portfolio Manager

Thomas G. Hoffman is primarily responsible for the day-to-day management of the cash reserves segment of the Special Equity Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: Thomas G. Hoffman

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Fund’s cash investments, on the one hand, and the investments of the other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. The Investment Manager has established written policies and procedures relating to its investment management and trading practices in order to prevent such conflicts of interest. These policies and procedures are contained in the Investment Manager’s Compliance Manual. On occasion, the Investment Manager, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. The Investment Manager maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Hoffman’s compensation includes a salary and bonus. The bonus portion of compensation is primarily based upon profitability of the firm.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the dollar range of equity securities of the Special Equity Fund owned by Mr. Hoffman was $10,001-$50,000.

International Equity Fund

Bernstein Investment Research and Management (“AllianceBernstein”)

Other Accounts Managed by the Portfolio Managers

AllianceBernstein has served as a Subadvisor for the International Equity Fund since March 2002. AllianceBernstein is a unit of AllianceBernstein L.P. As of December 31, 2006, AllianceBernstein Holding L.P. had a 32.2% ownership interest in AllianceBernstein L.P. AllianceBernstein Holding L.P. is a holding company that is publicly traded on the New York Stock Exchange. As of that date, AXA Financial, Inc. had a 60.7% ownership interest in AllianceBernstein L.P. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. Kevin F. Simms, Sharon E. Fay and Henry S. D’Auria are the portfolio managers for the portion of the assets of Managers International Equity Fund managed by AllianceBernstein. Information provided below relating to other accounts managed by the portfolio manages is as of December 31, 2006.

Portfolio Managers: Kevin F. Simms, Sharon E. Fay and Henry S. D’Auria

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	44	$30,731	2	$4,170
Other Pooled Investment Vehicles	89	$20,935	1	$251
Other Accounts	645	$104,735	70	$10,689

Potential Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of the International Equity Fund.

Wellington Management Company, LLP (“Wellington Management”)

Other Accounts Managed by the Portfolio Managers

Wellington Management has served as a Subadvisor to International Equity Fund since September 2004. Wellington is organized as a Massachusetts limited liability partnership and is owned by its 99 partners. The portion of the assets of the Fund managed by Wellington Management is managed jointly by portfolio managers Jean-Marc Berteaux, Matthew D. Hudson and Andrew S. Offitt. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: Jean-Marc Berteaux and Andrew S. Offit

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	14	$5,148.6	0	$0
Other Pooled Investment Vehicles	17	$4,812.3	0	$0
Other Accounts	24	$4,749.3	1	$149.4

Portfolio Manager: Matthew D. Hudson

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	14	$5,148.6	0	$0
Other Pooled Investment Vehicles	16	$4,810.3	0	$0
Other Accounts	24	$4,749.3	1	$149.4

Potential Conflicts of Interest

Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these portfolios may be managed in a similar fashion to the Fund and thus the portfolios may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an investment professional may purchase the same security for the Fund and one or more other portfolios at or about the same time, and in those instances the other portfolios will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s various client mandates.

Portfolio Manager Compensation

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the portfolio managers includes a fixed base salary and incentive components. The fixed base salaries for Messrs. Offit and Berteaux are determined by the Managing Partners of the firm. Messrs. Offit and Berteaux’s fixed base salaries are generally a fixed amount that may change as a result of an annual review. The fixed base salary for Mr. Hudson is determined by his experience and performance in his respective roles. Mr. Hudson’s fixed base salary is reviewed annually and may be adjusted based on the recommendation of his business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from Managers International Equity Fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Each equity portfolio manager’s incentive payment relating to Managers International Equity Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the portfolio manager compared to the MSCI EAFE Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by the equity portfolio managers, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is eligible to participate in a partner-funded retirement plan. Messrs. Offit and Berteaux are partners of the firm.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of the International Equity Fund.

Lazard Asset Management, Inc. (“Lazard”)

Other Accounts Managed by the Portfolio Managers

Lazard has served as a Subadvisor to the International Equity Fund since September 2003. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard LLC, a Delaware limited liability company. Lazard Frères & Co. LLC originated as a partnership in 1848 and became one of the first global investment banks. William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris are the portfolio managers for the portion of the assets of the Fund managed by Lazard. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: Nicolas Bratt, Irene Chang, William E. Holzer and Andrew Norris

Type of Account	Number Of Accounts Managed*	Total Assets Managed ($ millions)		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$75.7	**	0	$0
Other Pooled Investment Vehicles	41	$7,356		10	$1,823
Other Accounts	0	$0		0	$0

*	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

**	Includes the assets managed in the Managers International Equity Fund.

Potential Conflicts of Interest

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Portfolio Manager Compensation

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The quantitative compensation factors include: (i) performance relative to benchmark; (ii) performance relative to applicable peer group; (iii) absolute return; and (iv) assets under management. The qualitative compensation factors include leadership, mentoring and teamwork.

Incentives. Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio managers and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard Asset Management LLC because the Firm’s compensation structure amply rewards professionals for good performance.

Long Term Incentives – Equity Ownership. Effective January 2003, the Executive Committee of Lazard implemented an equity based incentive program for select Lazard Asset Management LLC professionals known as the Lazard Asset Management LLC Equity Plan. This plan gives certain Lazard Asset Management LLC employees a permanent equity interest (greater than 20%) in Lazard Asset Management LLC and an opportunity to participate in the future growth of Lazard Asset Management LLC. The equity incentive plan was designed to reflect on the past success and the future of Lazard. The Lazard Equity Plan includes a multi-year vesting schedule and restrictive covenants that serve as a retention device. In addition, both investment professionals and other employees of Lazard Asset Management LLC have received and should continue to receive restricted stock units in Lazard Ltd (Lazard Ltd Equity Incentive Plan), which also have a multi-year vesting schedule and restrictive covenants.

These equity plans represent an excellent opportunity for employees to share in the continued success of the Firm, aligning their interest and performance even more closely with those of the clients.

The Managers International Equity Fund team’s compensation is a combination of a portion of Global Thematic Equity revenues, and equity ownership in Lazard. The four members of the team share equally in these compensation arrangements.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of the International Equity Fund.

Emerging Markets Equity Fund

Rexiter Capital Management Limited (“Rexiter”)

Other Accounts Managed by the Portfolio Managers

Rexiter has served as Subadvisor to the Emerging Markets Equity Fund since February 1998. State Street Global Alliance, LLC owns a 75% interest in Rexiter. State Street Global Alliance, LLC is owned by State Street Corporation (51%) and ABP (49%). ABP is one of the world’s largest pension funds. The co-portfolio managers of the Fund are Murray Davey and Helena Coles. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2006.

Portfolio Manager: Murray Davey

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$1,416	0	$0
Other Accounts	1	$342.9	1	$342.9

Portfolio Manager: Helena Coles

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$1,572	0	$0
Other Accounts	3	$989.4	2	$785.7

Portfolio Manager: Nick Payne

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$647.4	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	3	$253.5	1	$26.2

Portfolio Manager: Chris Vale

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$104.4	0	$0
Other Accounts	4	$426.4	2	$81.6

Portfolio Manager: Kenneth King

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Rexiter has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Rexiter may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Rexiter maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Rexiter aims to pay top-quartile salaries for fund managers. Performance bonuses are related to the profitability of Rexiter and to the overall contribution to investment performance and client service of each individual. Portfolio managers are neither compensated directly nor indirectly for bringing in new business or client retention. Compensation (fixed base salary or bonus related) is not based upon the performance of the Fund.

The Rexiter team owns 25% of the company-all of the portfolio managers are shareholders in Rexiter. The stability of the team suggests that the package proves attractive in retaining key personnel.

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the Portfolio Managers did not own shares of the Emerging Markets Equity Fund.

Bond Fund and Global Bond Fund

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Other Accounts Managed by the Portfolio Managers

Loomis Sayles has served as Subadvisor to the Bond Fund since June 1984 and to the Global Bond Fund since March 2002. Loomis Sayles is an indirect subsidiary of IXIS Asset Management US Group, L.P., which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. IXIS Asset Management US Group, L.P. is part of IXIS Asset Management Group, an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large affiliate French financial services entities: Natexis (formerly Natexis Banques Popolaries) an investment Banking and Financial Services Firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and Banques Federale des Banques Popolaries, a financial institution owned by regional cooperation banks known as Banques Popolaries. The day-to-day portfolio manager of the Bond Fund is Daniel J. Fuss. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2006.

Portfolio Manager: Daniel J. Fuss

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	13	$18,117	0	$0
Other Pooled Investment Vehicles	4	$294.5	0	$0
Other Accounts	84	$10,397	4	$774.6

The portfolio managers of Global Bond Fund are Kenneth M. Buntrock, David W. Rolley and Lynda L. Schweitzer . Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2006.

Portfolio Manager: Kenneth M. Buntrock

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$1,344	0	$0
Other Pooled Investment Vehicles	11	$1,025	1	$87.1
Other Accounts	75	$9,318	5	$653.0

Portfolio Manager: David W. Rolley and Lynda L. Schweitzer

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$1,379	0	$0
Other Pooled Investment Vehicles	11	$1,025	1	$87.1
Other Accounts	80	$9,320	5	$653.0

Potential Conflicts of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Managers Bond Fund is the Lehman Brothers Government/Corporate Bond Index, for Managers Fixed Income Fund is the Lehman Brothers Aggregate Bond Index, and for the Managers Global Bond Fund are the Lehman Brothers Global Aggregate and Citigroup World Government Bond Indices. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manager’s three year return over the last 20 years. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Executive Vice President. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Loomis Sayles has developed and implemented two distinct a long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second Plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payment or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Manager Ownership of the Fund

As of December 31, 2006, the portfolio managers did not own shares of Bond Fund or Global Bond Fund.

Proxy Voting Policies and Procedures

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF. Descriptions of each Subadvisor’s proxy voting policies and procedures are set forth in Appendix B to this SAI. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under the Administration Agreement, the Investment Manager also serves as administrator of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For these services, the Funds are required to pay the Investment Manager 0.25% (0.20% in the case of the Global Bond Fund) of their average daily net assets per annum. The Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid by the Funds for administrative services for the last three fiscal years are as follows:

Fund	2004	2005	2006
Value Fund	$272,664	$304,103	$236,040
Large Cap Growth Fund	254,899	250,949	191,761
Small Company Fund	53,763	77,183	93,033
Special Equity Fund	8,426,950	8,795,043	8,216,473
International Equity Fund	601,958	538,549	543,339
Emerging Markets Equity Fund	114,896	205,038	329,542
Bond Fund	539,465	847,406	1,440,241
Global Bond Fund	65,241	77,860	97,636

Under a Distribution Agreement between the Trust and MDI, MDI serves as distributor in connection with the offering of Fund shares. MDI bears certain expenses associated with the distribution and sale of shares of the Funds. MDI acts as agent in arranging for the sale of each Fund’s shares. MDI is not obligated to sell any specific amount of shares of any Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

Managers Special Equity Fund and Managers International Equity Fund have each established three classes of shares: Managers Class shares, Institutional Class shares and R Shares. The R Shares are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, each of Managers Special Equity Fund and Managers International Equity Fund have agreed to pay the Distributor 0.50% of the average daily net assets of the Fund allocable to R Shares. MDI will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer R Shares to their clients through proprietary mutual fund “supermarkets” and similar platforms. Shares of Institutional Class shares and Managers Class shares are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution. R Shares are not currently offered by Managers Special Equity Fund or Managers International Equity Fund. Managers Special Equity Fund currently offers Managers Class shares and Institutional Class shares and Managers International Equity Fund offers only Managers Class shares.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution Plan. The Trust has adopted a “Plan of Distribution Pursuant to Rule 12b-1” (the “Distribution Plan”) with respect to the R Shares of each of the Special Equity Fund and International Equity Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of R Shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Special Equity Fund and International Equity Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of R Shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. The Board of Trustees has authorized payments to the Distributor equal on an annual basis to 0.50% of the average annual net assets of each of Special Equity Fund and International Equity Fund allocable to the R Shares. A Fund’s payments under the Distribution Plan are treated as expenses of the Fund’s R Shares and no portion of these payments is allocated to Managers Class or Institutional Class shares.

Custodian

The Bank of New York (the “Custodian”), 2 Hanson Place, Brooklyn, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, Inc., PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC”) is the transfer agent (the “Transfer Agent”) for the Funds. PFPC is also the sub-transfer agent for the ManagersChoice® asset allocation accounts.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10016, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of each Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

During the last three fiscal years, the Funds paid the following brokerage fees:

Fund	2004	2005	2006
Value Fund	$104,622	$140,902	$133,245
Large Cap Growth Fund	268,400	234,567	288,046
Small Company Fund	26,593	38,243	122,501
Special Equity Fund	10,114,081	9,956,747	9,775,466
International Equity Fund	818,153	685,050	576,869
Emerging Markets Equity Fund	122,635	159,749	210,710
Bond Fund	—	—	2,018

Brokerage Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisors.

Fund Ownership of Broker-Dealer Securities

Certain Funds owned, as of December 31, 2006, securities issued by a “regular broker-dealer” of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act, or by the parents of regular broker-dealers. The value of such securities held by those Funds as of December 31, 2006 is set forth below.

Fund	Broker	Value of Broker’s Securities
Large Cap Growth Fund	Merrill Lynch & Co.	$2,083,802
Bond Fund	Morgan Stanley	2,057,506
Value Fund	Merrill Lynch & Co.	2,513,700
Value Fund	Morgan Stanley	1,361,510

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York Time at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge other than the 2.00%, 2.00% and 1.00% fee charged for redemptions of shares of the International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund, respectively, within 60 days of purchase. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice) when the value of the Fund shares in the account falls below $500 due to redemptions for all Funds other than Special Equity Fund and International Equity Fund and below $500 for Managers Class shares, $500 for R Shares and $500,000 for Institutional Class shares of Special Equity Fund and International Equity Fund. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Prospectus, an investor may exchange shares from a Fund for shares of any of the other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of another fund will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

Each Fund computes its net asset value for each class once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of each class of a Fund is equal to the Fund’s net worth (assets minus liabilities) divided by the number of that class’s shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN TAX MATTERS

The following summary of certain federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things, (a)(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below). (all such income, “Qualifying Income”); (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, such Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by each Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by each Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Funds must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if the Funds are permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by such Fund during January of the following year.

If a Fund were to fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions by such Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of such Fund’s current or accumulated earnings and profits. Furthermore, if shareholders receive a distribution in excess of current or accumulated earnings and profits, they would receive a return of capital that would reduce the basis of their shares of such Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares. Such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by such Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable to shareholders as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a Fund realizes that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, such Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to such Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as described further below). To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

A portion of the dividends paid by a Fund to shareholders that are corporations may be eligible for the 70% dividends-received deduction.

Distributions by a Fund can result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Implications of Certain Investments

Certain of a Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to such Fund by the issuers of the securities in which they invest.

Taxation of Fund Investments

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be (and all zero-coupon debt obligations acquired by a Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Municipal Bonds. While interest from municipal bonds generally is exempt from federal income tax, a Fund can pay exempt interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. It is unlikely that any of the Funds will satisfy this requirement.

Options, Futures, Forward Contracts and Swap Agreements. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for a Fund, each Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. A Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of each Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Certain Investments in CMOs. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by a Fund exceeds such Fund’s investment company taxable income (after taking into account deductions for dividends paid by such Fund).

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then a Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in such Fund. Each Fund has not yet determined whether such an election will be made.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Tax Implications of Certain Investments. Certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Funds’ total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes. Consequently, a Fund’s yield on those securities will be decreased.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (collectively, “Tax-Exempt Investors”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year.

State and Local Taxes

The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Fund.

Other Taxation

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees and consent of the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of Special Equity Fund and International Equity Fund: Managers Class, Institutional Class and Class R.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this SAI.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number of the Trustees and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended December 31, 2006 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP, are incorporated by reference into this SAI from the Funds’ Annual Report for the fiscal year ended December 31, 2006, filed with the SEC. The Funds’ 2006 Annual Report is available without charge by calling The Investment Manager at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S

INVESTORS SERVICE, INC.

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issued in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality with minimal credit risk.

Aa

Bonds which are rated Aa are judged to be of high quality and are subject ot low credit risk.

A

Bonds which are rated A are to be considered as upper-medium-grade and subject to low credit risk

Baa

Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risks.

B

Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds which are rated Caa are of poor standing And are subject to very high credit risk.

Ca

Bonds which are rated Ca represent obligations which are highly speculative and are likely, or are very near default, with some prospect of recovery of principal and interest.

C

Bonds which are rated C are the lowest rated class of bonds, and are typically in default, with little prospect of recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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APPENDIX B

Value Fund

Armstrong Shaw Associates Inc.

On behalf of the Fund, Armstrong Shaw’s Proxy Voting Committee reviews each proxy and makes decisions based on proxy research, including, but not limited to research provided by Institutional Shareholder Services (“ISS”), consultation with portfolio managers/analysts and the policies stated herein. Armstrong Shaw’s proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of the Fund. A copy of Armstrong Shaw’s proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit A.

Armstrong Shaw’s Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw’s interests and those of the Fund. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines attached as Exhibit A. Any material conflict of interest will be resolved in the best interests of the Fund.

Armstrong Shaw has designed its guidelines to ensure that proxies are voted in the best interest of the Fund. While it is impossible to anticipate every issue that may come up for a proxy vote, Armstrong Shaw has included what it believes to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

Osprey Partners Investment Management, LLC

Osprey votes proxies for all discretionary clients who have delegated proxy voting authority to the firm. While Osprey’s fiduciary duty of care imposes a responsibility to monitor corporate events and vote proxies for those clients delegating such authority, if Osprey determines that the cost of voting a proxy exceeds the expected benefit of voting the proxy Osprey will refrain from voting.

As part of Osprey’s fiduciary responsibility in managing client assets when Osprey does accept proxy voting authority, it is Osprey’s policy to vote proxies in a manner that the firm determines is in the best interest of its clients. As a fiduciary the duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making a proxy voting decision, two overriding considerations should be assessed: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be

To assist in monitoring corporate actions Osprey subscribes to the proxy voting agent services of Institutional Shareholder Services (“ISS”) an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. ISS provides Osprey the following services: notification of upcoming shareholder meetings; research and analysis of the issues to be voted on and recommendation of how to vote; vote execution; and vote record keeping and reporting. ISS provides voting policies spanning three hundred proxy issues in twelve categories. Osprey will consider the recommendations of ISS and will generally vote with those recommendations. However, Osprey’s review of the ISS analysis as well as Osprey’s own research may lead Osprey to override ISS’ recommendation and vote specific issues differently based on Osprey’s belief that such a vote is in the best interest of its clients. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B.

Large Cap Growth Fund

Essex Investment Management Company, LLC

Essex has contracted with an independent third party, Institutional Shareholder Services (“ISS”), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. Essex has a Proxy Voting Committee that meets at least annually to review and re-approve ISS’ proxy voting policies as Essex’s own policies if the Committee determines that ISS’ proxy voting policies continue to be reasonably designed to be in the best interest of Essex’s clients. Any material changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B. In rare circumstances, Essex may exercise its voting discretion as described below.

By providing pre-determined policies for voting Fund proxies, Essex’s adoption of the ISS proxy voting policies is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest. Although under normal circumstances Essex is not expected to exercise its voting discretion or to override ISS, the Proxy Voting Committee will monitor any situation where Essex wishes to exercises it discretion. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the Compliance Officer will use his or her best judgment to ensure that the spirit of Essex’s Proxy Voting Policies, to maximize the long-term value of Fund assets and cast votes that Essex believes to be fair and in the best interest of

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the Fund whose proxy is being voted, is being followed. If it is determined that Essex has a material conflict of interest in such situation, the Proxy Voting Committee will confirm delegation of voting back to ISS.

Small Company Fund

Epoch Investment Partners, Inc.

When Epoch votes proxies for a client, it seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. All proxy voting decisions will be made under the supervision of Epoch’s compliance department.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS’s proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for its files. Additionally, the Chief Compliance Officer of Epoch will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with Epoch’s fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch’s interests and those of its clients. A summary of the ISS proxy voting guidelines is attached as Exhibit B.

Kalmar Investment Advisers

Kalmar’s Proxy Voting Committee oversees all decisions relating to proxy voting, proxy voting guidelines and conflicts of interest and assures that proxies are voted accordingly. Kalmar has contracted with ISS to provide proxy voting services, and a summary of ISS’s proxy voting guidelines as approved by Kalmar’s Proxy Voting Committee is attached as Exhibit B. Kalmar retains the right to override ISS proxy votes that it does not believe are in the best interest of the Fund.

Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar’s Proxy Voting Committee and a member of Kalmar’s investment team who serves as the ISS proxy voting watchdog. A review of potential conflicts will include the completion of an annual conflicts questionnaire by Kalmar’s key employees. Kalmar’s Proxy Voting Committee will review the questionnaires, and regular disclosure attested to by Kalmar’s investment team members and senior officers will identify any conflict with companies owned by the Fund on a quarterly basis. These procedures, coupled with the use of ISS proxy voting guidelines, diminish the likelihood of material conflicts of interest.

Special Equity Fund

Donald Smith & Co., Inc.

As Donald Smith’s primary goal is to maximize the value of the Funds’ investment portfolios, it maintains a proxy voting policy that best serves the interest of the Fund in its capacity as shareholder of a company. Donald Smith normally votes in support of company management on “routine” proposals, but votes against proposals that Donald Smith believes would negatively impact the long-term value of the Fund’s share of a company. Donald Smith votes against almost all proposals that would hinder the realization of maximum value for shareholders. More specifically Donald Smith votes for:

•	Confidential voting.

•	Shareholders must approve any poison pills or rights plan.

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•	Repeal of Section 203 of Delaware law.

•	Annual election of Directors and against staggered Boards.

•	Cumulative voting.

•	Maintaining liability of Directors for gross negligence and malfeasance.

•	Vote against large dilution of shareholders, except company specific exceptions.

The examples above are provided to give a general indication on how Donald Smith votes proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented.

Donald Smith is very sensitive to conflicts of interest that could possibly arise in the proxy voting process. Donald Smith remains committed to resolving any and all conflicts in the best interest of the Fund. Thus, Donald Smith will generally vote pursuant to its proxy voting policy when conflicts arise. Donald Smith’s compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. In instances where a potential conflict of interest exists, the compliance officer will obtain consent from the Fund’s Investment Manager before voting. The compliance officer will provide the Investment Manager with sufficient information regarding the shareholder vote and Donald Smith’s potential conflict so that the Investment Manager can make an informed decision whether or not to consent.

Veredus Asset Management Company, LLC

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. VAM maintains the right to determine the final vote made, either with or against ISS recommendations. VAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. A summary of the ISS proxy voting guidelines is attached as Exhibit B.

Veredus will normally support proposals, amendments, or resolutions which 1) do not measurably change the structure, management control, or operation of the corporation, 2) are consistent with industry standards as well as the corporate laws of the state of incorporation, and 3) are recommended by management and are not detrimental to the shareholders.

The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.

Kern Capital Management LLC

Proxy Policies and Procedures

All proxies will be voted for the investment benefit of the Fund. KCM considers the proxy research and voting recommendations of Institutional Shareholder Services Corp. (“ISS”) a third party independent proxy agent, and, where necessary and appropriate, its own internal research. KCM also utilizes ISS to act agent for the proxy process and to maintain client-voting records.

KCM will generally vote routine and non-routine proxies in accordance with the proxy voting guidelines provided by ISS, a summary of which is attached as Appendix D. The ISS guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management’s judgment as to the merits of a particular proxy proposal. To the extent KCM votes differently from an ISS recommendation, KCM documents the factors it considers in determining its proxy vote.

The Compliance Officer will identify any conflicts that exist between the interests of KCM and its clients and whether such conflicts are material. Material conflicts will exist, for example, where KCM has an economic relationship with the issuer of the security or KCM’s officers have an economic or familial relationship with the company or its senior officers or directors. Should a material conflicts of interest between KCM and its clients in voting a proxy, KCM will adhere to the voting recommendation provided by ISS to avoid any perceived conflicts of interest.

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Skyline Asset Management, L.P.

All votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

In order to facilitate this proxy voting process, Skyline has retained ISS to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS provides Skyline with research and voting recommendations consistent with Skyline’s proxy voting policy. A summary of Skyline’s proxy voting policies is attached as Exhibit C. Skyline assesses ISS’s recommendations before voting. Because ISS’s voting recommendations are in conformity with Skyline’s voting policy, Skyline generally affirms ISS’s recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS’s research and renders an affirming or dissenting decision. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management. All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

In potential conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies), Skyline will inform the Fund of the potential conflict and obtain consent from the Fund’s Investment Manager before voting.

Westport Asset Management, Inc.

Westport shall vote proxies on securities held by the Fund solely in the best economic interests of the Fund. Any conflict of interest will be resolved in the interests of the Fund. One of the primary factors Westport considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, Westport believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company’s management. However, each issue will be considered on its merits and the position of a company’s management will not be supported if it is determined that ratification of management’s position would adversely affect the investment merits of owning the stock. The process Westport uses in determining how to vote on selected proxy issues is described in Exhibit D.

In some instances it is possible for a proxy voting decision to present a conflict of interest between the interest of the Fund, on the one hand, and those of Westport (or any entity controlling, controlled by or under common control with Westport), the portfolio managers or another client (or a sought-after client) on the other hand. In identifying all actual or potential conflicts of interest with respect to each proxy to be voted, the individual responsible for voting a proxy shall take steps reasonably designed to determine whether that individual, Westport (or any entity controlling, controlled by or under common control with Westport), or any officer of Westport (or any entity controlling, controlled by or under common control with Westport) has any business or personal interest or relationship with the company soliciting the proxy that might influence that individual or Westport to vote Fund proxies in a manner that might not be in the Fund’s best interests, considering the nature of Westport’s business, the Fund, the company soliciting the proxy, the proxy proposal, and any other relevant circumstances. If a potential or actual conflict of interest appears to be material (i.e., not so clearly immaterial or remote as to be unlikely to influence any determination made), in order to ensure a resolution of the material conflict in the best interest of the Fund, that proxy will be reviewed and voted by another individual identified in Westport’s proxy voting procedures. If all possible reviewers are subject to a material conflict of interest or Westport as a whole is subject to a material conflict of interest, the proxy will be voted according to the recommendation of an independent third party, such as ISS.

Smith Asset Management Group, LP

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5.4	Proxy Voting

For all ERISA accounts, SAMG as fiduciary is required to vote proxies unless the plan sponsor delegates the responsibility to another party. For non-ERISA accounts, the client directs who is to vote proxies in the contract.

SAMG has a written policy for the voting of proxies. SAMG believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process. This policy is designed to ensure that these ideals are effectively maintained in accordance with the client’s best interests.

Policies and Procedures

Voting Responsibility and Oversight – An advisory committee has been established by SAMG that consists of senior members of the management team as well as senior portfolio managers and the CCO. It is this committee’s responsibility to construct SAMG’s overall voting guidelines as well as the procedures in order to ensure compliance. SAMG has also identified a member of the committee as the proxy voting manager, whose duty it is to administer these procedures on an ongoing basis. The committee meets regularly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.

Procedures – To ensure proper implementation of SAMG’s stated proxy guidelines, SAMG has adopted the following procedures for voting proxies.

•

For each client with which SAMG has stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to SAMG’s designated voting delegate.

•

SAMG has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials. This relationship has been established to help SAMG with the administrative and research portion of its proxy voting responsibility.

•

Proxy items that do not fall under the stated guidelines set forth by SAMG are reviewed on a case-by-case basis by the proxy-voting manager and voted in the client’s best interest as determined by the proxy committee.

•	SAMG will make copies of its polices and procedures available to all of its clients upon request. Details on how a particular client’s proxies were voted are also available on request.

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Conflicts of Interest – There may be certain situations that arise where SAMG’s interests potentially conflict with the interests of the client. These situations could include:

•	SAMG provides advisory services to public firms that the company also owns in its clients portfolio.

•	SAMG, its affiliates, and/or its employees have business or personal relationships with public firms that SAMG also holds in its client portfolios.

•	SAMG may be partially owned by a publicly traded company whose shares may also be held for its client’s portfolios.

If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:

•	If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.

•

If the proxy item does not fall under the specified guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant. The consultant has been contracted by the adviser to provide guidance on proxy items determined to be in the best interest of SAMG’s clients.

and regulations governing proxy voting.

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International Equity Fund

Wellington Management Company LLP

A copy of Wellington’s proxy voting guidelines is attached as Exhibit E.

Lazard Asset Management LLC

To assist it in its proxy voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by ISS. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of the Fund.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”), a copy of which is attached as Exhibit F. Depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of Lazard’s Proxy Operations Department seeks Portfolio Management’s recommendation on how to vote all such proposals. In seeking Portfolio Management’s recommendation, the Manager of Lazard’s Proxy Operations Department provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of Lazard’s Proxy Operations Department with its recommendation and the reasons behind it. Lazard’s Proxy Operations Department will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of Lazard’s Proxy Operations Department may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Lazard’s Proxy Operations Department generally votes all routine proposals according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, the Proxy Operations Department will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, the Proxy Operations Department will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.

Bernstein Investment Research & Management

Bernstein utilizes proxy voting policies intended to protect the rights of the Fund. In so doing, it considers those factors that may affect the value of the Fund’s investments and acts solely in the interests of the Fund. A copy of the specific proxy voting guidelines used by Bernstein is attached as Exhibit G. In reviewing proxy issues, Bernstein will apply the following general guidelines:

•	Support proposals that do not change the by-laws or operation of the corporation (e.g. the election of directors and the approval of auditors).

•

Review and analyze on a case-by-case basis any non-routine proposal that is likely to affect the structure and operation of the corporation to determine whether the proposal will have an impact on the value of the investment.

10

•	Oppose anti-takeover or other proposals that limit shareholder rights, regardless of whether they are advanced by management or shareholders.

•	Support proposals that would restrict, or otherwise eliminate, anti-takeover measures that have already been adopted by corporate issuers.

•	Support shareholder proposals requesting confidential voting or ballots.

•	Review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value.

•

Abstain from shareholder proposals that are unlikely to have any economic effect on company’s business or financial conditions and vote against those that will cause the company to incur excessive unnecessary expenses.

Bernstein has established a Proxy Committee which consists of senior investment professionals and a member of its Corporate Legal Department. All proxies are reviewed by the Proxy Committee or by a subcommittee thereof. It is the Proxy Committee’s responsibility to evaluate proposals not covered by its guidelines and to recommend how Bernstein should generally vote on such an issue. This recommendation is then presented to Bernstein’s Investment Policy Group for review and comment.

As fiduciary Bernstein owes the Fund an undivided duty of loyalty. Bernstein strives to avoid even the appearance of a conflict that may compromise the trust the Fund has placed in Bernstein and insists on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. Bernstein believes that its centralized handling of proxy voting with oversight by its Proxy Committee ensure that proxies are voted with only the Fund’s best interests in mind. In addition, in order to avoid any perceived conflict of interests, the following procedures have been established for use when voting the proxy of a company whose retirement plan is managed by Bernstein:

•	If Bernstein’s proposed vote is consistent its proxy voting guidelines as well as the recommendation of an independent source (such as ISS), no further review is required.

•

If Bernstein’s proposed vote is contrary to either its proxy voting guidelines or the views of the independent source, but is also contrary to management’s recommendation, no further review is necessary.

•

If Bernstein’s proposed vote is contrary to either its proxy voting guidelines or the views of the independent source and is consistent with management’s recommendation, the proposal is escalated to the Proxy Committee for final review and determination.

11

Emerging Markets Equity Fund

Rexiter Capital Management Limited

Rexiter seeks to vote proxies in the best interests of the Fund. In the ordinary course, this entails voting proxies in a way which Rexiter believes will maximize the monetary value of the Fund’s holdings. Rexiter takes the view that this will benefit the Fund and, indirectly, the ultimate owners and beneficiaries of the Fund (e.g. Fund shareholders).

Rexiter has elected to delegate the management of the proxy voting process to its affiliate State Street Global Advisors (“SSgA”). Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Rexiter Proxy Voting Policy and delegates authority to vote in accordance with the policy to Proxy Voting Services. Rexiter retains the final authority and responsibility for voting. In order to facilitate the proxy voting process, Rexiter retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.

If a proposal falls within Rexiter’s proxy voting guidelines a copy of which is attached as Exhibit H, and there are no special circumstances relating to that company or proxy which come to Rexiter’s attention (as discussed below), the proxy is voted according to the guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by Rexiter’s policies. These proxies are identified through a number of methods, including but not limited to notification from Rexiter’s third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by Rexiter’s policies, the Chairman of SSgA’s Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of the Fund and those of Rexiter. If Rexiter’s Manager of Corporate Actions and the Chairman of the SSgA Investment Committee determine that there is a material conflict, the process detailed below is followed. If there is no material conflict, Rexiter examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of the Fund. At this point, the Chairman of the SSgA Investment Committee makes a voting decision based on maximizing the monetary value of the Fund’s holdings. However, the Chairman of the SSgA Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire SSgA Investment Committee for a decision on voting the proxy. Rexiter also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

As discussed above, from time to time, Rexiter will review a proxy which presents a potential material conflict. For example, Rexiter or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Rexiter has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to the Fund, Rexiter takes these potential conflicts very seriously. While Rexiter’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the Fund’s best interests and are not affected by Rexiter’s potential conflict, there are a number of courses Rexiter may take. The final decision as to which course to follow shall be made by SSgA Investment Committee.

When the matter falls clearly within one of the proposals enumerated in Rexiter’s proxy voting guidelines, casting a vote which simply follows Rexiter’s pre-determined policy would eliminate Rexiter’s discretion on the particular issue and hence avoid the conflict. In other cases, where the matter presents a potential material conflict and is not clearly within Rexiter’s guidelines, or is of such a nature that Rexiter believes more active involvement is necessary, the Chairman of the SSgA Investment Committee shall present the proxy to the SSgA Investment Committee, who will follow one of two courses of action. First, Rexiter may employ the services of a third party, wholly independent of Rexiter, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. Second, in certain situations the SSgA Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the SSgA Investment Committee shall make a decision as to the voting of the proxy. Which action is appropriate in any given scenario would be the decision of the SSgA Investment Committee in carrying out its duty to ensure that the proxies are voted in the Fund’s, and not Rexiter’s, best interests.

12

Bond Fund

Global Bond Fund

Loomis, Sayles & Company, L.P.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for a Fund. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research and, in certain instances, Loomis Sayles' Procedures. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Committee”) determines that a Fund’s best interests are served by voting otherwise. A copy of Loomis Sayles’ proxy policies is attached as Exhibit I.

All issues presented for shareholder vote will be considered under the oversight of the Committee. All non-routine issues will be directly considered by the Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Committee unless special factors require that they be considered by the Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. The Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients, including the Funds.

The specific responsibilities of the Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Committee. In such event the Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Exhibit I

Loomis, Sayles & Company, L.P. Proxy Voting Guidelines

13

Exhibit I

Proxy Voting Policy

and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

March 31, 2007

Proxy Voting Policy and Procedure Manual

CONTENTS

1	GENERAL	5
	Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10

Director Nominees in Uncontested Elections

Chairman and CEO are the Same Person

Shareholder Ability to Remove Directors

Annual Election of Directors

Shareholder Ability to Alter the Size of the Board

Independent Audit, Compensation and Nominating Committees

Ratifying Auditors

Cumulative Voting

Majority Voting

Fair Price Provisions

White Squire Placements

Equal Access

Stock Distributions: Splits and Dividends

Blank Check Preferred Authorization

Adjustments to Par Value of Common Stock

Share Repurchase Programs

OBRA-Related Compensation Proposals

Appraisal Rights

Changing Corporate Name

Confidential Voting

Golden and Tin Parachutes

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3	PROPOSALS USUALLY VOTED AGAINST	13

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Term of Office

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Call Special Meetings

Shareholder Ability to Act by Written Consent

Unequal Voting Rights

Supermajority Shareholder Vote Requirements

Charitable and Political Contributions

Common Stock Authorization

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	14
	Compensation Plans Stock Option Plans Employee Stock Ownership Plans 401(k) Employee Benefit Plans

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5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	15

Director Nominees in Contested Elections

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Tender Offer Defenses

Poison Pills

Greenmail

Bundled Proposals

Shareholder Advisory Committees

Preemptive Rights

Debt Restructurings

Shareholder Proposals to Limit Executive and Director Pay State Takeover Statutes

Reincorporation Proposals

Mergers and Acquisitions

Corporate Restructuring

Spin-offs

Asset Sales

Liquidations

Environment and Social issues

Energy and Environment

Northern Ireland

Military Business

Maquiladora Standards and International Operations Policies

Third World Debt Crisis

Equal Employment Opportunity and Discrimination

Animal Rights

Product Integrity and Marketing

Human Resource Issues

Election of Mutual Fund Trustees

Mutual Fund Investment Advisory Agreement

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Distribution Agreements

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Proxy Voting Policy and Procedure Manual

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view

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to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

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 LOGO

Proxy Voting Policy and Procedure Manual

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

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(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

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Proxy Voting Policy and Procedure Manual

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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Proxy Voting Policy and Procedure Manual

2.	PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not

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independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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Proxy Voting Policy and Procedure Manual

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

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Proxy Voting Policy and Procedure Manual

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3.	PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

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Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

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401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

5.	PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Loomis, Sayles & Company, L.P. March 2007 All Rights Reserved	15

Proxy Voting Policy and Procedure Manual

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2007 All Rights Reserved	16

Proxy Voting Policy and Procedure Manual

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Military Business: Proposals on defense issues.

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Proxy Voting Policy and Procedure Manual

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Third World Debt Crisis: Proposals dealing with third world debt.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Animal Rights: Proposals that deal with animal rights.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Human Resources Issues: Proposals regarding human resources issues.

Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Loomis, Sayles & Company, L.P. March 2007 All Rights Reserved	18

Exhibit A

Armstrong Shaw Associates Inc. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Generally vote with management on the following:

•	Election of directors when there is no opposing slate.

•	Proposals to limit liability of directors and provide indemnification.

In most cases will vote against proposals to classify the board.

2. AUDITORS

Generally vote with management on proposals to ratify auditors. Consideration will be given to the following:

•	Whether the auditor faces potential conflict of interest as a result of its relationship with the issuer or its performance of non-audit services (i.e. are non-audit fees excessive?).

•	Whether the auditor has rendered an accurate financial opinion of a company’s financial status.

3. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS

Generally vote with management on routine matters related to the operation of the company and not expected to have significant economic impact on the company and/or shareholders.

4. ANTITAKEOVER MEASURES

All resolutions regarding anti-takeover measures will be considered on a case-by-case basis with the intent of avoiding actions likely to diminish the value of the stock held by clients. In general, it can be stated that the following issues of corporate governance are economically detrimental and will be voted against:

•	Greenmail

•	Poison Pills

•	Super-majority voting

•	Blank-check preferred

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

5. EXECUTIVE AND DIRECTOR COMPENSATION

a)	Stock Option Plans

Stock-based incentive plans will be evaluated on a case-by-case basis giving consideration, without limitation, to the following:

•	Whether the stock option plan expressly permits the repricing of underwater options;

•	Whether the plan could result in earnings dilution of greater than 5%;

•	Whether the plan has an option exercise price below the marketplace on the day of the grant;

•	Whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and

•	Whether the program has certain embedded features.

b)	Employee Stock Ownership Plans

Generally vote in favor of Employee Stock Ownership Plans including improvements to existing plans when dilution does not exceed 5%.

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c)	Director Compensation

Director compensation plans examined on a case-by-case basis applying the same criteria that is used when examining executive pay plans (see above).

d)	Shareholder Proposals on Executive and Director Compensation

Decided on a case-by-case basis. In most cases we will vote against proposals to limit pay. However, we may support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.

6. SHAREHOLDERS’ RIGHTS ISSUES

We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons.

We will generally support resolutions to introduce confidential voting.

We will evaluate shareholder proposals on a case-by-case basis with the overriding consideration given to the economic impact on the shareholders.

7. MERGERS AND CORPORATE RESTRUCTURINGS

a)	Mergers

Will be voted on a case-by-case basis with consideration given to the following:

•	Anticipated financial and operational benefits

•	Offer price

•	Prospects of the combined companies

•	The negotiating process

b)	Corporate Restructurings

Will be voted on a case-by-case basis with consideration give to economic impact.

8. SOCIAL AND ENVIRONMENTAL ISSUES

Ethical, moral and social proposals will be voted on a case-by-case basis with the greatest consideration being:

•	Whether the proposal will enhance the economic value of the company.

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Exhibit B

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS’s proxy voting policy guidelines.

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

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Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

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Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•

There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

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Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

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Exhibit C

Skyline Asset Management, L.P. Proxy Voting Guidelines

Specific Policies-Management Proposals

I. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management.

A) Uncontested election of directors:

The voting and attendance record of board members will be assessed and support may be withheld based on: (1) poor attendance as defined as failing to attend 75% of the scheduled board meetings; (2) the implementation or renewal of a dead-hand poison pill; (3) ignoring shareholder proposals that are approved by a majority of the votes cast for two consecutive years; (4) ignoring shareholder proposals approved by a majority of the shares outstanding; (5) failure to act on takeover offers where the majority of the shareholders have tendered their shares; (6) where inside directors sit on the audit, compensation, or nominating committee; (7) where inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

B) Approval of auditors are generally supported unless:

(1) An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, or (2) There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C) Directors’ liability and indemnification:

Liability and indemnification proposals will be supported if the provisions conform with state law.

D) General updating or passing corrective amendments to charter.

E) Elimination of preemptive rights.

F) Approval of a stock split.

II. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management.

A)	Capitalization changes which eliminate other classes of stock and differential voting rights.

B)	Changes in common stock authorization for stock splits, stock dividends and other specified needs that Skyline believes are not excessive.

C)	Stock purchase plans that conform to Section 423 of the Internal Revenue

Code and have voting power dilution of less than 10%.

D)	Stock option plans that are incentive based, not excessive and that do not permit repricing.

E)	Other stock-based plans which Skyline believes are appropriately structured.

F)	Reductions in supermajority vote requirements.

G)	Adoption of anti-greenmail provisions.

H)	Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

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I)	Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.

J)	Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management.

A)	Elimination of cumulative voting.

B)	Capitalization changes which add classes of stock which Skyline believes are “blank check” in nature or that dilute the voting interests of existing shareholders.

C)	Excessive increases in capitalization authorization.

D)	Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

E)	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

F)	Classified boards of directors.

G)	Reincorporation into a state which has more stringent anti-takeover and related provisions.

H)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

I)	Excessive compensation or non-salary compensation-related proposals.

J)	Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

K)	Approve or amend director age restrictions.

L)	Adjournment of meeting in order to solicit additional votes.

M)	“Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy.

Specific Policies-Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Skyline in general supports the following items:

A)	Auditors should attend the annual meeting of shareholders.

B)	Restore cumulative voting in the election of directors unless the company meets positive governance practices, overall, and the company’s performance is in line with its peers.

C)	Election of the board on an annual basis (declassify the board).

D)	Establishing independent audit, nominating, or compensation committees.

E)	Bylaw or charter amendments to be made only with shareholder approval.

F)	Submit shareholder rights plan poison pill to vote, or rescind the plan.

G)	Confidential voting.

H)	Expanded reporting of financial or compensation information, within reason.

I)	Undo various anti-takeover related provisions.

J)	Reduction or elimination of supermajority vote requirements.

K)	Anti-greenmail provisions.

L)	Opting-out of state business combination provisions.

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M)	Requiring a majority of independent directors on the board.

N) Elimination of outside directors’ retirement benefits.

II. When voting shareholder proposals, Skyline in general opposes the following items:

A)	Limiting tenure of directors.

B)	Requiring directors to own stock before being eligible to be elected.

C)	Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

D)	Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

E)	Proposals which require inappropriate endorsements or corporate actions.

F)	Establishing a mandatory retirement age for directors.

Exhibit D

Westport Asset Management, Inc. Proxy Voting Guidelines

1.	Routine Corporate Administrative Items

Westport (the “Adviser”) generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Adviser believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Adviser will normally vote with management’s recommendation include:

(a) appointment or election of independent auditors, unless there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation’s financial position;

(b) increases in authorized common or preferred shares (unless the amounts are excessive or management intends to use the additional authorized shares to implement a takeover defense, in which case the Adviser will analyze the proposal on a case-by-case basis); and

(c) expansion of directors’ liability and indemnification coverage in the case when a director’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director’s legal expenses were covered.

2.	Special Interest Issues

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Adviser believes that the burden of social responsibility rests with management. Because the Adviser’s primary responsibility in voting proxies is to provide for the greatest shareholder value, the Adviser is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Adviser will generally vote with management’s recommendation on issues such as:

(a) restrictions on the marketing of controversial products;

(b) restrictions on corporate political activities;

(c) restrictions on charitable contributions;

(d) restrictions on doing business with foreign countries; or

(e) rotating the location of the annual meeting among various cities.

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3.	Issues Having the Potential for Major Economic Impact

The Adviser believes that proxies should not be voted with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares. The Adviser believes the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Adviser believes have the potential for major adverse economic impact on shareholder value:

(a) Executive Compensation Plans

Stock-based incentive plans and other management compensation plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders’ equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Adviser carefully reviews the estimated cost of a company’s stock-based incentive plan or other management compensation plan before making a case-by-case determination.

(b) Defensive Strategies

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

(i) create “blank check preferred” shares;

(ii) classify or stagger the board of directors (which the Adviser is generally opposed to approving) or eliminate such classification or staggering (which the Adviser typically agrees should be eliminated); or

(iii) establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares.

(c) Business Combinations or Restructuring

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.

(d) Increases or Decreases in Common or Preferred Stock Outstanding

The Adviser analyzes these types of proposals on a case-by-case basis to determine their potential effect on shareholder value. The Adviser’s decision will be based on whether it believes the proposal is likely to enhance long-term economic value for shareholders.

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Introduction Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

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5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

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Statement Of Procedures Wellington Management Has In Place Certain Procedures For Implementing Its Proxy Voting Policies.

General Proxy Voting

Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

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•

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

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Securities Lending Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

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Additional Information Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

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Introduction Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

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•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent. For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director: For

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

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•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

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•	Approve Remuneration Policy: Case-by-Case

•	Exchange Underwater Options: Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

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We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

—	We generally support plans that include:

—	Shareholder approval requirement

—	Sunset provision

—	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

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•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

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We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: April 1, 2007

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LAZARD ASSET MANAGEMENT LLC

Proxy Voting

Policy:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to LAM’s Chief Operating Officer. Oversight of the process is provided by LAM’s Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with LAM’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

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Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS’s Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

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Exhibit G

AllianceBernstein L.P (Bernstein Investment Research & Management) Proxy Voting Guidelines

I. MANAGEMENT PROPOSALS

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A.	BUSINESS / FINANCIAL ISSUES

1)	Election of Directors For

In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or if Alliance determines that there are other compelling reasons for withholding votes for directors, Alliance will vote in favor of the management-proposed slate of directors.

Voting for Director Nominees in a Contested Election                                                          Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis, considering, among other things, the following factors: the target company’s long-term financial performance relative to its industry; management’s track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2)	Appointment of Auditors For

The selection of independent accountants to audit a company’s financial records is generally a routine business matter. Alliance believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation. Alliance recognizes that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm.

3)	Increase Authorized Common Stock Case-by-Case

Alliance will generally support a proposal to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. A satisfactory explanation for a company’s plans for the stock must be disclosed in the proxy statement. Alliance will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. Increases of up to 100% are generally approved.

4)	Changes in Board Structure and Amending the Articles of Incorporation For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance generally votes in favor of such proposals.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical and administrative in nature resulting from developments in a company’s legal or regulatory environment. Absent a compelling reason to the contrary, Alliance will support such proposals.

5)	Merger Proposals and Spin-offs Case-by-Case

For Alliance (Growth) accounts, in most instances, proxy materials are directed to the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company. The BIRM Proxy Voting Committee evaluates these proposals for BIRM (Value) accounts. After a careful evaluation, the research analyst, the portfolio manager or the BIRM Proxy Voting Committee will determine how the proxy should be voted and convey their direction to those individuals charged with implementing the vote.

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6)	Considering Non-Financial Effects of a Merger Proposal Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company’s shareholders, such as employees, consumers, business partners, and the communities in which the company is located. Alliance expects that a company’s Board will act only in the best interest of its shareholders at all times.

7)	Director Liability and Indemnification Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors’ liability insurance has prompted a number of states to adopt laws that reduce a director’s liability for a breach of the director’s fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, Alliance will support indemnification provisions that are in accordance with state law. Alliance will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers whose legal defense is unsuccessful but the director was found to have acted in good faith and in the best interests of the company. In most instances, we will oppose indemnification for gross negligence.

8)	Stock Option Plans Case-by-Case

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate good executives and, increasingly, outside directors. However, many plans are excessively generous and reward only a small percentage of top executives.

Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan.

Alliance will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not far below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company’s shares outstanding are not held in the plan.

Similarly, employee stock option plans can offer a company’s employees valuable incentives by allowing employees to participate in the growth of the company. In addition to the dilutive effect of the plan, Alliance will consider whether these plans offer excessive discounts to participants.

Additionally, Alliance will utilize outside proxy advisory services to assist in compiling the data relevant to our decision. In most instances, this information is not set forth in the proxy statement.

9)	Stock Splits Case-by-Case

Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance will generally vote in favor of a proposal to split a company’s stock.

B.	ANTI-TAKEOVER ISSUES

1)	Blank Check Preferred Stock Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance.

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While Blank Check Preferred Stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment purpose. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, Alliance generally will oppose this type of proposal.

2)	Classified Boards Against

A Classified Board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance opposes the adoption of Classified Boards unless a justifiable financial reason or where adequate sunset provisions exists. However, where a classified board already exists, Alliance will not withhold votes for directors who sit on such boards.

3)	Fair Price Provisions Against

A Fair Price Provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to limit the “two tiered” pricing systems in which the interested party or would-be acquirer of the company initially offers a premium for a sufficient number of shares of the company to garner control. Subsequently, an offer at a much lower price is made to the remaining shareholders who then have no choice but to accept the offer. The “two tiered” approach is coercive—and it makes it easier for an outsider to gain control—because it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share and avoid falling into the second tier, if the offer is successful. This type of tactic has caused many states to adopt acquisition statutes that restrict this practice.

In theory, this type of provision is acceptable; however, because the two tiered practice is generally prohibited by law, and invariably linked with other anti-takeover measures (such as supermajority voting requirements to approve certain transactions) Alliance will vote against most Fair Price Provisions.

4)	Limiting a Shareholder’s Right to Against

Call Special Meetings

Companies contend that limitations upon the shareholders’ right to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state’s prohibit shareholders from abusing such a limitation, Alliance sees no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, Alliance generally will vote against such proposals.

5)	Limiting a Shareholder’s Right to Against

Act by Written Consent

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6)	Supermajority Vote Requirements Against

A Supermajority Vote Requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

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In most instances, Alliance will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7)	Reincorporation Case-by-Case

Alliance performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management’s stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation’s internal governance. Delaware is the state most often selected. In addition, legislative changes in Delaware law regarding indemnification for director’s liability has led a number of corporations to seek re-incorporation there. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state’s laws anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. In evaluating such proposals, Alliance considers factors such as: the location of the company’s business; the statutory protections available in the country to enforce shareholder rights; the negative tax consequences to shareholders as a result of the reincorporation; and the negative consequences to Alliance clients whose investment guidelines do not permit owning stock of non-US issuers.

8)	Issuance of Stock with Unequal Voting Rights Against

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are anti-takeover devices. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective safeguard against hostile takeovers. Alliance deems such plans unacceptable and in most instances will vote against these proposals.

9)	Elimination of Preemptive Rights Against

Preemptive Rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance believes preemptive rights are fundamental to the shareholder franchise and, absent a compelling reason, should not be eliminated by management. Alliance will oppose management proposals requesting elimination of these rights and will support shareholder proposals that seek to restore Preemptive Rights.

II.	SHAREHOLDER PROPOSALS

A.	CORPORATE GOVERNANCE

1)	Submit Company’s Shareholder Rights

Plan to Shareholder Vote                                                              For

Most Shareholder Rights Plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a triggering event occurs. A triggering event usually is a hostile tender offer or the acquisition by an outside party of a certain percentage of the company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A Shareholder Rights Plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer.

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Alliance will support shareholder proposals that seek to require the company to submit a Shareholder Rights Plan to a shareholder vote. Alliance will evaluate on a case-by-case basis proposals to completely redeem or eliminate a Rights Plans.

2)	Implement Confidential Voting For

Many proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections — by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

Alliance supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other third parties.

3)	Adopt Cumulative Voting For

Cumulative Voting is a method of voting for directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination the shareholder may choose.

Although cumulative voting has been used rarely by shareholders in recent years, Alliance believes that cumulative voting is a reasonable mechanism for shareholders to win representation on a Board, and that it is a general right to which shareholders are entitled. Therefore Alliance will generally vote in favor of such proposals, and against management proposals to eliminate it.

4)	Anti-Greenmail Proposal For

Greenmail commonly is referred to as legal “corporate blackmail”. Greenmail payments generally are made where a potential hostile acquirer has accumulated a significant percentage of a company’s stock and the company acquires the raider’s stock at a premium in exchange for an agreement that the raider shall not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seeks to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the board’s ability to acquire blocks of the company’s stock at above- market prices. In some cases, management’s antigreenmail proposals are bundled with other less popular proposals, so that a vote for one was a vote for both.

Alliance will vote in favor of an anti greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5)	Opt Out of State Anti-takeover Law Case-by-Case

Beginning in the 1980’s, many shareholders began submitting proposals requiring companies to opt-out of their state takeover statute (in most cases, Section 203 of the Delaware General Corporation Code.) Under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control.) This law and others like it represent a formidable takeover defense for companies. By placing 15% of the stock in “friendly” hands, a company may thwart an otherwise successful bidder. Delaware law permits companies to opt-out of this 85% rule with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that Delaware’s takeover law vests a company’s Board with too much power to determine a matter that should be left to the shareholders. Proponents also argue that opt-out provisions are undemocratic because they require a supermajority vote on a takeover decision. Many shareholders argue that the law stifles bids. Supporters of the Delaware statute argue that opt-out provisions do not stop all

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takeovers, they simply provide the Board with a chance to negotiate a better deal for all shareholders. Alliance reviews these proposals on a case-by-case basis.

6)	Equal Access to the Proxy For

These proposals ask companies to give shareholders access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as “owners,” shareholder should have access to the proxy materials. While SEC rules provide for shareholder resolutions, there are a number of handicaps, such as the 500 word limit on a proponent’s written argument and limits on the subjects that can be addressed. By contrast, management’s comment on shareholder proposals is unlimited.

In opposition to these resolutions, companies have pointed to the access already provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). It would be unworkable to open the proxy mechanism, they say, because of the large number of shareholders that might wish to insert comments and it would be impossible to screen out “nuisance” proposals, companies say.

While Alliance would support certain resolutions calling for modifications to shareholders’ ability to access proxy materials, we believe such should still be limited to avoid “nuisance” proposals and to ensure that proxy statement are written in a manner that allows for reasonable consideration by shareholders.

7)	Submit Golden Parachutes/Severance Plans to a Shareholder Vote For

Golden Parachutes assure key officers of a company a lucrative compensation packages if their company is acquired and/or if the new owners terminate such officers. This type of proposal may discourage a takeover attempt if the compensation sums paid to the target company’s officers are too great. Alliance recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive as to make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, Alliance will support proposals to submit Golden Parachutes to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis. In addition, Alliance will oppose proposals that require submitting severance plans for a shareholder vote prior to being negotiated by management.

8)	Disclose and/or Limit Executive and Director Pay Case-by-Case

Alliance believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance votes for shareholder proposals seeking additional disclosure of executive and director pay information. This includes proposals that seek to specify the measurement of performance based compensation. Alliance will vote on a case-by-case basis for all other shareholder proposals seeking to limit executive and director pay, including proposals that request that the Board adopt a policy that all stock options granted to executives be performance based.

9)	Majority of Independent Directors For

The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

10)	Majority of Independent Directors on Key Committees For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, Alliance believes that the audit, nominating and compensation

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committees should be restricted to independent outside directors. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

11)	Separate Chairman and CEO Case-by-Case

Alliance believes the management and board composition is unique to each company. Proponents of proposals seeking to separate the positions of Chairman and CEO argue that a combined position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position. Therefore, Alliance will evaluate such proposals on a case by case basis.

12)	Separating Auditors and Consultants Case-by-Case

We generally support the proposition that a company serves its shareholder interests by avoiding potential conflicts of interests that might interfere with an auditor’s independent judgment. Alliance will evaluate on a case-by-case basis proposals that seek to prohibit auditors from performing non-audit services or calling for the Board to adopt a policy to ensure auditor independence, taking into consideration the policies and procedures the company already has in place to ensure auditor independence.

13)	Limit Term of Directorship Against

Shareholders have proposed limiting the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance believes that a director’s qualifications, not length of service, should be the only factor considered.

14)	Stock Ownership Requirement Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Accordingly, Alliance will oppose these proposals.

15)	Pay Directors Only in Stock Against

Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Further, Alliance believes that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, Alliance will oppose these proposals.

16)	Require Two Candidates for Each Board Seat Against

Alliance believes that proposals such as these that would require director nominees to set aside time to compete for their directorship are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, Alliance will oppose these proposals.

17)	Rotation of Locale for Annual Meeting Against

Rotation proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance believes the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of the meeting has been specifically chosen with the intention of disenfranchising shareholders.

B.	SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, Alliance will assess these proposals on a case-by-case basis.

Alliance recognizes that the effect of certain polices in a company may be difficult to quantify, but nevertheless they do affect the company’s long term performance. Therefore, Alliance deems it appropriate to take an active role in

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these matters. Alliance will abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value, unless a particular client has made his wishes known. Alliance will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. Listed below are recent examples of such proposals.

The following issues have been prevalent through the 2002 proxy-voting season:

1)	SOCIAL ISSUES

a)	Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, and public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking, and from proposals with non-tobacco companies prohibiting them from entering into contracts with tobacco companies, to restaurant operators requesting that the restaurants be smoke-free.

b)	Workplace Diversity

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area.

c)	Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor.

d)	Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

e)	Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals could have immediate negative economic effects on the company.

f)	Plant Closings

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already

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have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff, and that a number of states also have applicable regulations.

g)	Bank Lending in Developing Countries

A number of shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. After aggressively selling loans to developing countries through the 1970’s, Western banks found many of their clients unable to repay them on a timely or complete basis. As creditors, the banks have insisted on strict economic belt tightening among debtor countries, often at the price of high inflation, unemployment and social strife. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan loss reserves to cover possible losses, and that this is already reflected in the stock price.

Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

h)	Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

2)	ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a)	The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b)	Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

3)	POLITICAL ISSUES

a)	Implement the MacBride Principles in Northern Ireland

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

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Supporters argue that the Macbride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the “hassle factor” of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b)	Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company’s, or its subcontractors’, labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland’s religious tensions.

c)	Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Proponents believe that both the high U.S. budget deficit make it financially prudent to plan for a future in the civilian field. In addition, many church sponsors of these proposals view weapons production as immoral and believe it should be stopped as soon as possible. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d)	Space Weapons

A number of shareholder resolutions ask companies to provide shareholders with information regarding their development of space based weapons. Proponents of these resolutions point to the effectiveness and cost/benefit analysis of space weapons on profitability to shareholders. They argue that because of the uncertainty of space defense programs, shareholders should have the right to know the extent of current and potential company investment in the area. Opponents of the resolutions maintain that companies merely provide the hardware to implement defense and foreign policies that are adopted by the government.

e)	Reporting Political Contributions and Campaign Finance Reform

These shareholder resolutions generally ask for greater disclosure of where a corporation makes political contributions and its position on campaign finance reform. Proponents argue that the mid 1970’s campaign finance reform effort that created PACs (political action committees), has fallen short of correcting the political process. Opponents believe the power of PACs has contributed to the overwhelming reelection of incumbents and the potential for buying influence with the use of “soft money.” By requiring reporting to shareholders, proponents of these shareholder resolutions contend, investors can help police these types of wrongdoings in the political system. Critics of some of the initiatives contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Exhibit H

Rexiter Capital Management Limited Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Rexiter votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

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•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. Rexiter votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III. Rexiter votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

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IV. Rexiter evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, Rexiter uses its discretion in order to maximize shareholder value. Rexiter, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. Rexiter believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. Rexiter votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

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•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

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1.	THE BOARD OF DIRECTORS

A.	Voting on Director Nominees in Uncontested Elections: Proxies involving routine matters such as election of Directors generally will be voted in favor of management. However, votes on director nominees will examine the following factors to determine if there is good cause to vote against management: long-term corporate performance and stock price; composition of board and key board committees; nominee’s attendance at meetings (past two years); whether a retired CEO sits on the board; and whether the chairman is also serving as CEO. A recommendation by ISS to withhold or vote against a director will typically be followed.

B.	Chairman and CEO are the Same Person: Votes on shareholder proposals that would require the positions of chairman and CEO to be held by different persons will generally be voted in favor of management; however, if the company does not have a lead director or other similar governance structure within its board that acts as an independent counter weight to the chairman and CEO then vote against management.

C.	Majority of Independent Directors: Shareholder proposals that request that the board be comprised of a majority of independent directors should be evaluated on a case-by-case basis.

D.	Independent Audit, Compensation and Nominating Committees: Vote for shareholder proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

E.	Stock Ownership Requirements: Shareholder proposals that request that directors own a minimum amount of company stock should be evaluated on a case-by-case basis, but generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.	Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

G.	Director and Officer Indemnification and Liability Protection:

1.	Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

2.	Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

2.	PROXY CONTESTS

A.	Voting for Director Nominees in Contested Elections: Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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B.	Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	AUDITORS

A.	Ratifying Auditors: Proxies involving routine matters such as ratification of auditors generally will be voted in favor of management. Accordingly, we will vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. The use of the ISS threshold ratio of non-audit fees to audit fees as a determination for ratification will be followed if the total amount of non-audit fees spent is substantial.

4.	PROXY CONTEST DEFENSES

Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis using the following as a guideline:

A.	Board Structure: Staggered vs. Annual Elections:

1.	Vote against proposals to classify or stagger the board.

2.	Vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors:
1.	Vote against proposals that provide that directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting:

1.	Vote against proposals to eliminate cumulative voting.

2.	Vote for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings:

1.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent:

1.	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	Vote for proposals to allow or make easier shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board:

1.	Vote for proposals that seek to fix the size of the board.

2.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	TENDER OFFER DEFENSES

Generally, proposals concerning all tender offer defenses should be evaluated on a case-by-case basis, using the following as a guide.

A.	Poison Pills:

1.	Vote for shareholder proposals that ask a company to submit its — poison pill for shareholder ratification.

2.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

3.	Review on a case-by-case basis management proposals to ratify a “‘ poison pill.

B.	Fair Price Provisions:

1.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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C.	Greenmail:

1. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights:

1. Vote against dual class exchange offers.

2. Vote against dual class recapitalizations.

E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws:

1. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers:

1. Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G.	White Squire Placements:

1. Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

6.	MISCELLANEOUS GOVERNANCE PROVISIONS

A.	Confidential Voting:

1. Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. Vote for management proposals to adopt confidential voting.

B.	Charitable Contributions: Vote against shareholder proposals regarding charitable contributions.

C.	Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

D.	Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

7.	CAPITAL STRUCTURE

A.	Common Stock Authorization:

1. Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

2. Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.	Stock Distributions: Splits and Dividends: Review on a case-by-case basis proposals to increase common share authorization for a stock split, but generally vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits: Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Authorization:

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1. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2. Vote against proposals that would authorize the creation of new ‘~ classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

3. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Shareholder Proposals Regarding Blank Check Preferred, Stock: Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

G.	Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8.	EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis using the following as a guide:

A.	Stock Option Plans:

1. Vote against plans which expressly permit repricing of underwater options.

2. Vote against proposals to make all stock options performance based.

3. Vote against stock option plans that could result in an earnings dilution above the company specific cap promulgated by ISS.

B.	Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

C.	401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

D.	Shareholder Proposals to Limit Executive and Director Pay:

1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

2. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

E.	Golden and Tin Parachutes:

1. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

2. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

F.	OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

1. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2. Note for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

3. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

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4. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

9.	STATE OF INCORPORATION

A.	Voting on State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals: Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

10.	MERGERS AND CORPORATE RESTRUCTURINGS

Proposals on this type of matter should typically be reviewed with the analyst following the company before any vote is cast.

A.	Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

C.	Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name: Vote for changing the corporate name.

11.	MUTUAL FUND PROXIES

A.	Election of Trustees: Votes on trustee nominees should be evaluated on a case-by-case basis.

B.	Investment Advisory Agreement: Votes on investment advisory agreements should be evaluated on a case-by-case basis.

C.	Fundamental Investment Restrictions: Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

D.	Distribution Agreements: Votes on distribution agreements should be evaluated on a case-by-basis.

12.	SOCIAL AND ENVIRONMENTAL ISSUES

Proxies involving social and environmental issues, such as those set forth below, generally will be voted in favor of management.

A.	Energy and Environment: Proposals that request companies to file the CERES Principles.

B.	Northern Ireland: Proposals pertaining to the MacBride Principles.

C.	Military Business: Proposals on defense issues.

D.	Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

E.	Third World Debt Crisis: Proposals dealing with third world debt.

F.	Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

G.	Animal Rights: Proposals that deal with animal rights.

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H.	Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

I.	Human Resources Issues: Proposals regarding human resources issues.

13.	CONCLUSION

The Proxy Committee shall meet annually to review the Proxy Voting Policy and make any changes its members deem necessary.

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PART C

To the Registration Statement of

The Managers Funds (the “Registrant”)

Item 23.	Exhibits.

Exhibit No.	Description
a.1	Declaration of Trust dated November 23, 1987. (1)

a.2	Amendment No. 1 to Declaration of Trust dated January 23, 1989. (13)

a.3	Amendment No. 2 to Declaration of Trust dated April 10, 1991. (13)

a.4	Amendment No. 3 to Declaration of Trust dated May 12, 1993. (2)

a.5	Amendment No. 4 to Declaration of Trust dated June 30, 1993. (2)

a.6	Amendment No. 5 to Declaration of Trust dated December 22, 1993. (13)

a.7	Amendment No. 6 to Declaration of Trust dated December 8, 1997. (3)

a.8	Amendment No. 7 to Declaration of Trust dated April 20, 1999. (6)

a.9	Amendment No. 8 to Declaration of Trust dated March 3, 2000. (5)

a.10	Amendment No. 9 to Declaration of Trust dated May 1, 2001. (13)

a.11	Amendment No. 10 to Declaration of Trust dated June 4, 2003. (13)

a.12	Amendment No. 11 to Declaration of Trust dated July 28, 2003. (13)

a.13	Amendment No. 12 to Declaration of Trust dated September 12, 2003. (13)

a.14	Amendment No. 13 to Declaration of Trust dated May 20, 2006. (15)

a.15	Amendment No 14 to Declaration of Trust dated June 5, 2006. (15)

b.	By-Laws of the Trust dated November 23, 1987. (1)

c.	Instruments defining the rights of security holders with respect to the Registrant are contained in the Declaration of Trust (with subsequent amendments) and Bylaws that are incorporated by reference hereto.

d.1	Fund Management Agreement between Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”), dated as of April 1, 1999. (4)

d.2	Subadvisory Agreement between Managers and Kalmar Investment Advisers with respect to Managers Small Company Fund dated May 1, 2000. (5)

d.3	Subadvisory Agreement between Managers and Epoch Investment Partners, Inc. with respect to Managers Small Company Fund. (13)

d.4	Subadvisory Agreement between Managers and Armstrong Shaw Associates Inc. with respect to Managers Value Fund (formerly, Managers Income Equity Fund) dated March 6, 2000. (5)

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d.5	Subadvisory Agreement between Managers and Skyline Asset Management, L.P. with respect to Managers Special Equity Fund dated November 30, 2000. (6)

d.6	Subadvisory Agreement between Managers and Loomis, Sayles & Co., L.P. with respect to Managers Bond Fund dated December 21, 2000. (6)

d.7	Subadvisory Agreement between Managers and Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated March 23, 2001. (6)

d.8	Subadvisory Agreement between Managers and Bramwell Capital Management, Inc. with respect to Managers Essex Large Cap Growth Fund (formerly, Managers Capital Appreciation Fund) dated June 9, 2003. (8)

d.9	Subadvisory Agreement between Managers and Lazard Capital Management LLC with respect to Managers International Equity Fund dated September 15, 2003. (9)

d.10	Subadvisory Agreement (as amended) between Managers and Osprey Partners Investment Management, LLC with respect to Managers Value Fund. (13)

d.11	Subadvisory Agreement (as amended) between Managers and Essex Investment Management Company, LLC with respect to Managers Essex Large Cap Growth Fund (formerly, Managers Capital Appreciation Fund). (13)

d.12	Subadvisory Agreement between Managers and Westport Asset Management, Inc. with respect to Managers Special Equity Fund. (13)

d.13	Subadvisory Agreement between Managers and Kern Capital Management LLC with respect to Managers Special Equity Fund. (13)

d.14	Subadvisory Agreement (as amended) between Managers and Donald Smith & Co., Inc. with respect to Managers Special Equity Fund. (13)

d.15	Subadvisory Agreement (as amended) between Managers and Veredus Asset Management LLC with respect to Managers Special Equity Fund. (13)

d.16	Subadvisory Agreement (as amended) between Managers and Bernstein Investment Research and Management with respect to Managers International Equity Fund. (13)

d.17	Subadvisory Agreement (as amended) between Managers and Wellington Management Company LLP with respect to Managers International Equity Fund. (13)

d.18	Subadvisory Agreement (as amended) between Managers and Loomis, Sayles and Company, L.P. with respect to Managers Global Bond Fund. (13)

d.19	Management Fee Waiver with respect to Managers Global Bond Fund, filed herewith.

e.1	Distribution Agreement between Registrant and Managers Distributors, Inc., dated as of April 1, 2001. (6)

f.	Not Applicable.

g.	Custodian Agreement between the Registrant and The Bank of New York, dated August 5, 2002. (7)

h.1	Administration and Shareholder Servicing Agreement between Managers and the Registrant dated April 1, 1999. (4)

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h.2	License Agreement Relating to the Use of Name between the Registrant and Managers dated April 1, 1999. (4)

h.3	Transfer Agency and Service Agreement between the Registrant and PFPC, Inc. (10)

h.5	Service Agreement between the Registrant and JPMorgan Chase Bank, N.A. with respect to Managers Money Market Fund. (13)

h.6	Assignment Agreement among the Registrant, JPMorgan Chase Bank, N.A. and JPMorgan Distribution Services, Inc. relating to the Administrative Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. (13)

i.	Opinion and Consent of Shereff, Friedman, Hoffman & Goodman, LLP dated September 27, 1990. (1)

j.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

j.2	Power of Attorney for the Trustees and Officers of the Registrant. (15)

j.3	Powers of Attorney for the Trustees and Officers of JPMorgan Trust II. (15)

k.	Not Applicable.

l.	Not Applicable.

m.	Not Applicable.

n.	Rule 18f-3 Plan with respect to Managers Special Equity Fund and Managers International Equity Fund, filed herewith.

o.	Reserved.

p.1	Code of Ethics of Registrant. (5)

p.2	Code of Ethics of Managers and Managers Distributors, Inc. (15)

p.3	Code of Ethics of Armstrong Shaw Associates Inc., filed herewith.

p.4	Code of Ethics of Essex Investment Management Company, LLC. (11)

p.5	Code of Ethics of Bramwell Capital Management, Inc. (11)

p.6	Code of Ethics of Kalmar Investment Advisers. (11)

p.7	Code of Ethics of Kern Capital Management LLC (11)

p.8	Code of Ethics of Westport Asset Management, Inc. (15)

p.9	Code of Ethics of Skyline Asset Management, L.P. (11)

p.10	Code of Ethics of Lazard Asset Management LLC. (14)

p.11	Code of Ethics of Rexiter Capital Management Limited. (14)

p.12	Code of Ethics of Loomis, Sayles & Company, L.P. (15)

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p.13	Code of Ethics of Osprey Partners Investment Management, LLC. (15)

p.14	Code of Ethics of Donald Smith & Co., Inc., filed herewith.

p.15	Code of Ethics of Bernstein Investment Research & Management, filed herewith.

p.16	Code of Ethics of Wellington Management Company, LLP. (15)

p.17	Code of Ethics of Veredus Asset Management, LLC. (11)

p.18	Code of Ethics of JPMorgan Investment Advisors, Inc. (12)

p.19	Code of Ethics of Epoch Investment Partners, Inc. (15)

p.20	Code of Ethics of Smith Asset Management Group, L.P., filed herewith.

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed September 28, 1990).

(2)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed November 5, 1993).

(3)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 29, 1998).

(4)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 1, 1999).

(5)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-3752 (filed May 1, 2000).

(6)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2001).

(7)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed February 28, 2003).

(8)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed July 30, 2003).

(9)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed December 10, 2003).

(10)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 16, 2005).

(11)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 2, 2005).

(12)	Filed as an exhibit to the Registration Statement of JPMorgan Trust II on Form N-1A, Registration Nos. 002-95973 and 811-4236 (filed December 16, 2004).

(13)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2006).

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(14)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 1, 2006).

(15)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 30, 2007).

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and Section 8.3(b) of the Registrant’s Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned Sections are reproduced below:

Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisors, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Advisor, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to

5

any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee’s duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

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(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.	Business and Other Connections of Investment Advisor.

Managers Investment Group LLC (f/k/a The Managers Funds LLC) (“Managers”), a registered investment adviser, serves as investment manager to the Trust. Managers is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. Managers serves as an investment manager to investment companies registered under the 1940 Act and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers Investment Group LLC, are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

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Managers hires Subadvisor(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Subadvisor	File Number	Funds

Armstrong Shaw Associates Inc.	801-20597	Managers Value Fund

Epoch Investment Partners, Inc.	801-63118	Managers Small Company Fund

Essex Investment Management Company, LLC*	801-12548	Managers AMG Essex Large Cap Growth Fund

Kalmar Investment Advisers	801-53608	Managers Small Company Fund

Kern Capital Management LLC	801-54766	Managers Special Equity Fund

Westport Asset Management, Inc.	801-21854	Managers Special Equity Fund

Skyline Asset Management, L.P.*	801-49603	Managers Special Equity Fund

Lazard Asset Management LLC	801-61701	Managers International Equity Fund

Rexiter Capital Management Limited	801-55470	Managers Emerging Markets Equity Fund

Loomis, Sayles & Company, L.P.	801-170	Managers Bond Fund; Managers Global Bond Fund

Osprey Partners Investment Management, LLC	801-55893	Managers Value Fund

Donald Smith & Co., Inc.	801-16798	Managers Special Equity Fund

Bernstein Investment Research & Management	801-56720	Managers International Equity Fund

Wellington Management Company, LLP	801-15908	Managers International Equity Fund

Veredus Asset Management, LLC	801-55565	Managers Special Equity Fund

Smith Asset Management Group, L.P.	801-50835	Managers Special Equity Fund

*	Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

Item 27.	Principal Underwriters.

(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Skyline Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

8

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

John Streur c/o Managers Investment Group LLC 333 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	President	None

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer and Principal Accounting Officer

(c) Not Applicable.

Item 28.	Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant at the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York, 2 Hanson Place, Brooklyn, New York, New York 11217 and at the offices of PFPC, Inc., 670 Moore Road, King of Prussia, Pennsylvania 194606 and the offices of each Subadvisory at the address listed in the current Form ADV on file of each (see Item 26 for ADV file numbers).

Item 29.	Management Services.

There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.	Undertakings.

(a) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(b) If requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, The Managers Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and State of Connecticut, on the 30th day of April, 2007.

THE MANAGERS FUNDS

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Jack W. Aber* Jack W. Aber	Trustee	April 30, 2007

/s/ William E. Chapman, II* William E. Chapman, II	Trustee	April 30, 2007

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	April 30, 2007

/s/ William J. Nutt* William J. Nutt	Trustee and President	April 30, 2007

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	April 30, 2007

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	April 30, 2007

/s/ Eric Rakowski* Eric Rakowski	Trustee	April 30, 2007

/s/ Bruce M. Aronow* Bruce M. Aronow	Chief Financial Officer (Principal Financial Officer)	April 30, 2007

/s/ Donald S. Rumery Donald S. Rumery	Treasurer (Principal Accounting Officer)	April 30, 2007

*By:	Donald S. Rumery
Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference
Date: April 30, 2007

THE MANAGERS FUNDS

EXHIBIT INDEX

Exhibit No.	Description

d.19	Management Fee Waiver with respect to Managers Global Bond Fund.

j.1	Consent of PricewaterhouseCoopers LLP.

n.	Rule 18f-3 Plan with respect to Managers Special Equity Fund and Managers International Equity Fund.

p.3	Code of Ethics of Armstrong Shaw Associates Inc.

p.14	Code of Ethics of Donald Smith & Co., Inc.

p.15	Code of Ethics of Bernstein Investment Research & Management.

p.20	Code of Ethics of Smith Asset Management Group, L.P.